Exhibit 4.2 and 10.1

EXECUTION VERSION

Dated    16 July    2014

ZIM INTEGRATED SHIPPING SERVICES LIMITED

THE OBLIGORS

-and-

BOND TRUSTEES

LENDERS

SECURED VESSEL LENDERS

SHIPOWNERS

VESSELCO PARTIES

-and-

OTHER PARTICIPATING STAKEHOLDERS

GLOBAL RESTRUCTURING DEED

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	2

2.	EFFECTIVENESS OF THIS DEED AND LONG-STOP TIME	7

3.	CONFIRMATIONS	7

4.	REPRESENTATIONS	13

5.	RELATIONSHIP WITH OTHER DOCUMENTS	16

6.	AGREEMENT TO SUBSCRIBE	16

7.	MUTUAL RELEASES	18

8.	EFFECTIVENESS OF MUTUAL RELEASES	22

9.	TRANSFERS	22

10.	ACCESSION	22

11.	FURTHER ASSURANCES	22

12.	THIRD PARTY RIGHTS	23

13.	WAIVER	23

14.	REMEDIES, WAIVERS AND AMENDMENTS	23

15.	ENTIRE AGREEMENT	23

16.	COUNTERPARTS	23

17.	PARTIAL INVALIDITY	24

18.	RESERVATION OF RIGHTS AND TERMINATION	24

19.	PARTIES’ RIGHTS AND OBLIGATIONS	24

20.	NOTICES	24

21.	GOVERNING LAW	26

22.	ENFORCEMENT	26

SCHEDULE 1 OBLIGORS AND PARTICIPATING STAKEHOLDERS		27

SCHEDULE 2 OUTSTANDINGS AND ALLOCATION TABLE		33

THIS GLOBAL RESTRUCTURING DEED (this “Deed”) is made on    16 July    2014

BETWEEN:

(1)	ZIM INTEGRATED SHIPPING SERVICES LIMITED, a company incorporated in Israel with its registered office at 9 Andrei Sakharov St., Haifa 31016, Israel (the “Company” or “Zim”);

(2)	THE ENTITIES listed in Part I of Schedule 1 (Obligors and Participating Stakeholders) hereto (the “Obligors”);

(3)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (Obligors and Participating Stakeholders) hereto (the “Secured Vessel Lenders);

(4)	THE FINANCIAL INSTITUTIONS listed in Part III of Schedule 1 (Obligors and Participating Stakeholders) hereto (the “VesselCo Parties”);

(5)	THE ENTITIES listed in Part IV of Schedule 1 (Obligors and Participating Stakeholders) hereto (the “Shipowners”);

(6)	THE ENTITIES listed in Part V of Schedule 1 (Obligors and Participating Stakeholders) hereto on their own behalf and on behalf of the Bondholders (the “Bond Trustees”);

(7)	THE FINANCIAL INSTITUTIONS listed in Part VI of Schedule 1 (Obligors and Participating Stakeholders) hereto (the “Lenders”);

(8)	ISRAEL CORPORATION LTD., a company incorporated in Israel with its registered office at Millennium Tower, 23 Aranha Street, Tel Aviv 61204, Israel (“IC”);

(9)	MILLENIUM INVESTMENTS ELAD LTD., a company incorporated in Israel with its registered office at 9 Andrei Sakharov St., Haifa 31016, Israel (“Millenium”);

(10)	THE ENTITIES listed in Part VII of Schedule 1 (Obligors and Participating Stakeholders) hereto (the “Related Parties”); and

(11)	THE ENTITIES listed in Part VIII of Schedule 1 (Obligors and Participating Stakeholders) hereto (the “HHI Parties”).

RECITALS

(A)	Following a period of financial difficulties of the Company, the Company, Bond Trustees, HHI Parties, IC, Lenders, Millenium, Related Parties, Secured Vessel Lenders, Shipowners, VesselCo Parties and certain other stakeholders entered into negotiations, with the objective of reaching an agreement for the financial restructuring of the Group.

(B)	The Parties have agreed the terms of a financial restructuring of the Group involving, among other things, a substantial deleveraging of the Group, issuance and allocation of Series 1 Notes and/or Series 2 Notes and ordinary shares in the Company to the Company’s creditors and other Participating Stakeholders (in accordance with the Outstandings and Allocation Table), and a new equity investment by IC.

(C)	In order to further facilitate and to co-ordinate the implementation of the financial restructuring, the Parties have agreed to enter into this Global Restructuring Deed.

THE PARTIES AGREE AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Deed,

“Accession Deed” means a document substantially in the form set out in Schedule 12 (Form of Accession Deed).

“Additional Participating Stakeholder” means any person that becomes a Participating Stakeholder in accordance with clause 9 (Transfers) and clause 10 (Accession).

“Affiliate” means, in relation to any person, any funds managed or advised by that person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Bondholders” means the holders of bonds under any of Zim’s Series A bonds and Series B bonds (each dated November 30th 2009 as amended on July 11th 2012 and in respect of which Union Bank Trust Company Ltd. is acting as trustee) and the holders of bonds under Zim’s Series C bonds (dated November 30th 2009 (as amended on July 11th, 2012) in respect of which Hermetic Trust (1975) Ltd. is acting as trustee), and “Bondholder” means any of them.

“Bond Trustee” means each of Union Bank Trust Company Ltd., bond trustee under Zim’s Series A and B bonds (dated November 30th 2009 as amended on July 11th 2012) and Hermetic Trust (1975) Ltd., bond trustee under Zim’s Series C bonds (dated November 30th 2009 as amended on July 11th, 2012), and “Bond Trustees” means both of them.

“BNPP Kexim Facility” means the loan agreement dated 4 October 2007 originally between, inter alia, Pelican Maritime (S347) Company Ltd, Pelican Maritime (S348) Company Ltd, Pelican Maritime (S393) Company Ltd, Pelican Maritime (S394) Company Ltd, and Pelican Maritime (S395) Company Ltd as borrowers, Zim as parent guarantor, BNP Paribas S.A. as facility agent, BNP Paribas S.A. as security agent and certain lenders.

“BNPP Ksure Facility” means the loan agreement dated 26 November 2007 originally between inter alia, Flamingo Navigation (S350) Company Ltd, Flamingo Navigation (S351) Company Ltd, Pelican Maritime (S346) Company Ltd as borrowers, Zim as parent guarantor, BNP Paribas S.A. as facility agent, BNP Paribas S.A. as security agent and certain lenders.

“Business Day” means a day on which banks are open for general business in Israel, London and New York.

“Claims” means any liability from any actions (or omissions), causes of action, claims, judgments, executions, losses, damages, demands, suits and other liabilities (including claims in the form of debt or equity instruments) or request for reimbursement of any costs and expenses whether past, present, future, prospective or contingent, whether or not for a fixed or undetermined amount, that relates to any event or circumstance arising prior to the Restructuring Effective Time, whether or not involving payment of money or the performance of an act or obligation, whether known or not to any party at any time, whether recognisable or unrecognisable, foreseeable or unforeseeable and however arising (whether arising at common law, in equity, by statute or pursuant to a regulation or in any other manner whatsoever) under the laws of any jurisdiction, and including any costs and expenses associated with bringing any such claim.

“Connected Person” means, in respect of any person, such person’s past, present and future, direct and indirect, Subsidiaries, shareholders, investors, funds, members, partners, and its and their respective Affiliates, officers, directors, members, partners (including, without limitation, any partnership of which such person is a general partner), any board members, employees, agents, representatives, advisors, attorneys, fiduciaries, nominees, predecessors, successors, assigns, and any other person (natural or otherwise) acting or purporting to act on behalf of any of the foregoing.

“Deferred Hire” shall have the meaning given to that term in clause 6.7 (b) (Agreement to Subscribe).

“Existing Debt” means debt or overdue charter hire owing to any of the Participating Stakeholders immediately prior the Restructuring Effective Time, and which is subject to the proposed financial restructuring contemplated by this Deed, as set out in the Outstandings and Allocation Table.

“Existing Documents” means all of the agreements, documents and instruments in relation to the Existing Debt.

“Existing SVL Debt” means the Existing Debt owing to the Secured Vessel Lenders (or any of them), as specified in the Outstandings and Allocation Table.

“Existing VesselCo Debt” means the Existing Debt owing to the Syndicate Lenders (or any of them), as specified in the Outstandings and Allocation Table.

“Facility Agent” means the facility agent under any of the Syndicated Facilities.

“Group” means the Company and each of its Subsidiaries from time to time.

“Holding Company” means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

“HHI Subordinated Loan Agreement” means the loan agreement between Hyundai Samho Heavy Industries Co. Ltd. and Zim dated on or about the Restructuring Effective Time.

“IC Investment Agreement” means the IC investment agreement referred to under the heading of “Israel Corporation” in Schedule 8 (New IC Documents).

“Initial Directors” means the directors listed in Schedule 16 (Initial Directors) which includes the identity of the first board of directors.

“June 2014 Business Plan” means the business plan so entitled provided to the Participating Stakeholders in the VDR.

“Legal Reservations” means:

(a)	the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)	similar principles, rights and defences under the laws of any relevant jurisdiction; and

(d)	any other matters which are set out as qualifications or reservations as to matters of law of general application in case of any legal opinions issued in connection with the New Documents or, if no legal opinions are given, would be customarily included in legal opinions.

“Limitation Acts” means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

“Long-Stop Time” means 23:59 hours Israel time on 16 July 2014.

“New Bondholder Documents” has the meaning given to that term in clause 3.11.

“New Documents” means all New Bondholder Documents, New HHI Documents, New IC Documents, New Millenium Documents, New Lender Documents, New Related Parties Documents, New Shipowner Documents, New SVL Documents and New VesselCo Party Documents.

“New HHI Documents” has the meaning given to that term in clause 3.20.

“New IC Documents” has the meaning given to that term in clause 3.16.

“New Lender Documents” has the meaning given to that term in clause 3.14.

“New Millenium Documents” has the meaning given to that term in clause 3.18.

“New Related Parties Documents” has the meaning given to that term in clause 3.19.

“New Shipowner Documents” has the meaning given to that term in clause 3.9.

“New SVL Documents” has the meaning given to that term in clause 3.2.

“New VesselCo Party Documents” has the meaning given to that term in clause 3.6.

“Outstandings and Allocation Table” means the table set out in Schedule 2 (Outstandings and Allocation Table).

“Participating Stakeholder” means each of the entities listed in Schedule 1 (Obligors and Participating Stakeholders) hereto, other than the Obligors.

“Qualifying Investor” means any investor complying with either section 15A(b)(1) or 15A(b)(2) of the Israel Securities Law of 1968, as shall be updated from time to time.

“Party” means a party to this Deed.

“Registration Rights Schedule” means the schedule attached as Schedule 15.

“Related Funds” in relation to a fund (the “first fund”) means a separate fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a separate fund whose investment manager is an Affiliate of the investment manager or investment adviser of the first fund.

“Restructuring” means the restructuring of the Company’s capital structure as set out in the Outstandings and Allocation Table and as contemplated by the New Documents.

“Restructuring Completion Letter” means the letter substantially in the form attached as Schedule 14 (Restructuring Completion Letter).

“Restructuring Effective Time” means the time at which Zim executes and delivers to all other Parties the Restructuring Completion Letter.

“Security Agent” means the security agent under any of the Syndicated Facilities.

“Series 1 Notes” mean the notes constituted by a trust indenture entered into by the Company and Hermetic Trust (1975) Ltd. as trustee, dated on or about the date hereof.

“Series 2 Notes” mean the notes constituted by a trust indenture entered into by the Company and Hermetic Trust (1975) Ltd. as trustee, dated on or about the date hereof.

“Settlement Instructions” means (in respect of the Series 1 Notes or Series 2 Notes) each of (i) the name of the security account with a member of the TASE to which the notes will be settled, the TASE member name, the TASE member number, the branch name and account number of the entity to hold the Series 1 Notes or Series 2 Notes (as relevant); (ii) the full legal name of the entity to hold the Series 1 Notes or Series 2 Notes, its incorporation number (if any), jurisdiction of incorporation, mailing address and e-mail address; and (in respect of equity) the full legal name of the entity to hold the equity, its incorporation number (if any), jurisdiction of incorporation, mailing address and e-mail address.

“Subscription Letter” means a letter substantially in the form set out in Schedule 13 (Subscription Letter) to be entered into by certain Participating Stakeholders other than IC.

“Subsidiary” means in relation to any company, corporation or other legal entity, (a “holding company”), a company, corporation or other legal entity:

(a)	which is controlled, directly or indirectly, by the holding company;

(b)	more than half the issued share capital of which is beneficially owned, directly or indirectly, by the holding company; or

(c)	which is a subsidiary of another Subsidiary of the holding company,

and, for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to determine the composition of the majority of its board of directors or equivalent body.

“Syndicate Lender” means a lender under any of the Syndicated Facilities.

“Syndicated Facilities” means the BNPP Kexim Facility, BNPP Ksure Facility, Wilmington 345 Facility, Wilmington 349 Facility and Wilmington 352 Facility, or any of them.

“TASE” means the Tel Aviv Stock Exchange.

“Third Parties Act” means the Contracts (Rights of Third Parties) Act 1999.

“VDR” means the Company’s virtual data room.

“Wilmington 345 Facility” means the loan agreement dated 5 February 2007 originally between, inter alia, Pelican Maritime (S345) Company Ltd. as borrower, Zim as guarantor and KfW IPEX-Bank GmbH as facility agent and certain lenders.

“Wilmington 349 Facility” means the loan agreement dated 5 February 2007 originally between, inter alia, Flamingo Navigation (S349) Company Ltd. as borrower, Zim as guarantor and KfW IPEX-Bank GmbH as facility agent and certain lenders.

“Wilmington 352 Facility” means the loan agreement dated 5 February 2007 originally between, inter alia, Flamingo Navigation (S352) Company Ltd. as borrower, Zim as guarantor and KfW IPEX-Bank GmbH as facility agent and certain lenders.

1.2	In this Deed unless a contrary indication appears:

(a)	reference to any agreement or instrument is a reference to that agreement or instrument as amended, novated, supplemented, extended, restated or replaced;

(b)	references to any party herein shall be construed so as to include that party’s respective successors in title, permitted assignees and permitted transferees;

(c)	one gender includes all genders, and references to the singular includes the plural and vice versa;

(d)	a person includes any individual, company, corporation, unincorporated association or body (including a partnership, trust, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality and their successors in title, assigns and transferees permitted pursuant to the applicable agreement or instrument;

(e)	references to clauses, paragraphs and Schedules shall be construed as references to clauses and paragraphs of, and Schedules to, this Deed;

(f)	headings in this Deed are inserted for convenience and do not affect its interpretation;

(g)	include and including shall be construed without limitation; and

(h)	references to this Deed include its Schedules.

1.3	It is intended that this Deed takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

1.4	In this Deed, any undertaking, obligation or commitment provided or assumed by a Bond Trustee is assumed and provided by the Bond Trustee on behalf of each of the Bondholders under the bond trust deed relating to the indebtedness incurred by Zim in respect of which that Bond Trustee is acting as a trustee, unless expressly stated otherwise, and any rights or benefits provided to a Bond Trustee are assumed by and provided to the Bond Trustee on behalf of itself, each member of the Bondholders’ committee and each of the Bondholders under the bond trust deeds relating to indebtedness incurred by Zim in respect of which that Bond Trustee is acting as trustee.

1.5	References to the ‘articles of association of the Company in the form agreed by the Parties’ shall be to the form of the articles posted in the Company’s VDR as at 15 July 2014.

2.	EFFECTIVENESS OF THIS DEED AND LONG-STOP TIME

This Deed is effective on the date it is signed by all Parties. The Company agrees to notify the Participating Stakeholders in writing promptly once all Parties have executed this Deed. If the Restructuring Effective Time has not occurred by the Long-Stop Time, this Deed will terminate automatically and be of no further force and effect.

3.	CONFIRMATIONS

3.1	Unless otherwise stated, all confirmations given in this clause 3 are given on each of (i) the date of this Deed; and (ii) both immediately before and at the Restructuring Effective Time, in each case by reference to the facts and circumstances then existing on such date or at such time, as applicable.

Secured Vessel Lenders (Excluding VesselCo Parties)

3.2	Outstandings

Each Secured Vessel Lender confirms to each other Party that:

(a)	all documents listed under its name in Schedule 3 (New SVL Documents) (such Secured Vessel Lender’s “New SVL Documents”), together with its allocation of Series 1 Notes and equity (as relevant) in each case as set out in the Outstandings and Allocation Table, comprise all of the arrangements, agreements and understandings that will be in place between it and the Group as at the Restructuring Effective Time;

(b)	the New SVL Documents will be in full force and effect upon satisfaction of the conditions precedent described therein (including the issuance by Zim of the Restructuring Completion Letter);

(c)	the outstandings listed opposite its name in the Outstandings and Allocation Table (in each case where it appears, as relevant) represent in aggregate all amounts due to it from the Group on the dates specified therein; and

(d)	it has executed all New SVL Documents to which it is expressed to be a party.

3.3	Execution by Secured Vessel Lenders

Each of the Secured Vessel Lenders is entering into this Deed in its capacity as a lender and only in respect of the Existing SVL Debt which it holds and not in any other capacity.

3.4	Nomination of Initial Directors and approval of articles of association

With effect from the Restructuring Effective Time, each of the Secured Vessel Lenders (which has subscribed for shares in the Company) approves, in its capacity as a shareholder of the Company and for and on behalf of any Designated Recipient, the nomination of the Initial Directors set out in Schedule 16 (Initial Directors) and the amended articles of association of the Company in the form agreed by the Parties as at the Restructuring Effective Time.

VesselCo Parties

3.5	Lenders of Record

Each Facility Agent confirms to each other Party that as at the date of this Deed each lender under the Syndicated Facility in respect of which it is acting as facility agent is listed as a Party to this Deed as a Syndicate Lender under the heading of that Syndicated Facility in Part III of Schedule 1 (Obligors and Participating Stakeholders).

3.6	Outstandings

Each Syndicate Lender confirms to each other Party (in respect of itself only) that:

(a)	all documents listed in Schedule 4 (New VesselCo Party Documents) under the heading of the facility in respect of which it is indicated as being a Syndicate Lender (such Party’s “New VesselCo Party Documents”), together with its allocation of Series 1 Notes and equity (as relevant) in each case as set out in the Outstandings and Allocation Table, comprise all of the arrangements, agreements and understandings that will be in place between it and the Group as at the Restructuring Effective Time and its commitments and outstandings under that facility and its position as lender of record under that facility have not changed since the date of this Deed;

(b)	the New VesselCo Party documents will be in full force and effect upon satisfaction of the conditions precedent described therein (including the issuance by Zim of the Restructuring Completion Letter);

(c)	the outstandings listed opposite its name in the Outstandings and Allocation Table (in each case where it appears, as relevant) represent in aggregate all amounts due to it from the Group on the dates specified therein; and

(d)	it has executed all New VesselCo Party Documents to which it is expressed to be a party.

3.7	Execution by VesselCo Parties

Each Syndicate Lender is entering into this Deed in its capacity as a lender and only in respect of the Existing VesselCo Debt which it holds and not in any other capacity. Each Facility Agent is entering into this Deed in its capacity as such in respect of the Syndicated Facility for which it is acting in such capacity and not in any other capacity and only for the purpose of providing the confirmation given in clause 3.5 (Lenders of Record).

3.8	Nomination of Initial Directors and approval of articles of association

With effect from the Restructuring Effective Time, each Syndicate Lender (which has subscribed for shares in the Company) approves, in its capacity as a shareholder of the Company and for and on behalf of any Designated Recipient, the nomination of the Initial Directors set out in Schedule 16 (Initial Directors) and the amended articles of association of the Company in the form agreed by the Parties as at the Restructuring Effective Time.

Shipowners

3.9	Each Shipowner confirms to each other Party that:

(a)	all documents listed under its name in Schedule 5 (New Shipowner Documents) (such Shipowner’s “New Shipowner Documents”), together with its allocation of Series 1 Notes, Series 2 Notes and equity (as relevant) in each case as set out in the Outstandings and Allocation Table, comprise all of the arrangements, agreements and understandings that will be in place between it and the Group as at the Restructuring Effective Time;

(b)	the New Shipowner Documents will be in full force and effect upon satisfaction of the conditions precedent (if any) described therein (including the issuance by Zim of the Restructuring Completion Letter);

(c)	the outstandings listed opposite its name in the Outstandings and Allocation Table (in each case where it appears, as relevant) represent in aggregate all amounts due to it from the Group on the dates specified therein (disregarding current amounts due under current charter arrangements (taking into account amendments effective as at the Restructuring Effective Time) and/or ship operation agreements between it and Zim as part of ordinary course arrangements on arm’s length terms under those charters (including for example current charter hire accrued or due for payment but unpaid or reimbursement for ordinary course expenses such as, for example fuel charges);

(d)	it has executed all New Shipowner Documents to which it is expressed to be a party; and

(e)	as at the Restructuring Effective Time, no Shipowner is aware of any Claim (other than (i) in respect of Deferred Hire, (ii) as set out in clause 7.2(a)(ii)(C) or (iii) in respect of on-going ordinary course P&I claims of an operational nature involving Zim and vessels owned or operated by the Shipowners which (in each case) do not involve the payment of hire or accrued or deferred hire or callable exchange notes) that could be made against any member of the Group under an existing charter party arrangement.

3.10	Nomination of Initial Directors and approval of articles of association

With effect from the Restructuring Effective Time, each Shipowner (which has subscribed for shares in the Company) approves, in its capacity as a shareholder of the Company and for and on behalf of any Designated Recipient, the nomination of the Initial Directors set out in Schedule 16 (Initial Directors) and the amended articles of association of the Company in the form agreed by the Parties as at the Restructuring Effective Time.

Bondholders

3.11	Each Bond Trustee confirms, on its own behalf and on behalf of the Bondholders in respect of which it is acting as trustee, to each other Party that:

(a)	all documents listed under its name in Schedule 6 (New Bondholder Documents) (such Bond Trustee’s “New Bondholder Documents”), together with its allocation of Series 1 Notes and equity (as relevant) in each case as set out in the Outstandings and Allocation Table, comprise all of the arrangements, agreements and understandings that will be in place as at the Restructuring Effective Time between the Group and the Bondholders (in their capacity as such) under the bond series in respect of which the Bond Trustee is acting as trustee, and those documents will be in full force and effect upon satisfaction of the conditions precedent described therein (including the issuance by Zim of the Restructuring Completion Letter);

(b)	the outstandings listed opposite the references “Union Bank Trust Company Ltd. (Series A)”, “Union Bank Trust Company Ltd. (Series B)” and “Hermetic Trust (1975) Ltd. (Series C)” in the Outstandings and Allocation Table represent all amounts due to the Bondholders from the Group on the dates specified therein; and

(c)	under the New Bondholder Documents the amounts set out in paragraph (b) above will be released in full as part of the cancellation of the bonds and in consideration for the issuance of Series 1 Notes and equity as set out in the Outstandings and Allocation Table.

3.12	Hermetic Trust (1975) Ltd. confirms that it has executed all New Bondholder Documents to which it is expressed to be a party.

3.13	Nomination of Initial Directors and approval of articles of association

With effect from the Restructuring Effective Time each Bond Trustee, on its own behalf and on behalf of the Bondholders in respect of which it is acting as trustee, in their capacity as shareholders of the Company, approves the nomination of the Initial Directors set out in Schedule 16 (Initial Directors) and the amended articles of association in the form agreed by the Parties as at the Restructuring Effective Time.

Lenders (excluding Secured Vessel Lenders and VesselCo Parties)

3.14	Each Lender confirms to each other Party that:

(a)	all documents listed under its name in Schedule 7 (New Lender Documents) (such Lender’s “New Lender Documents”), together with its allocation of Series 1 Notes and equity (as relevant) in each case as set out in the Outstandings and Allocation Table, comprise all of the arrangements, agreements and understandings that will be in place between it and the Group as at the Restructuring Effective Time;

(b)	the New Lender Documents will be in full force and effect upon satisfaction of the conditions precedent described therein (including the issuance by Zim of the Restructuring Completion Letter);

(c)	the outstandings listed opposite its name in the Outstandings and Allocation Table (in each case where it appears, as relevant) represent in aggregate all amounts due to it from the Group on the dates specified therein; and

(d)	it has executed all New Lender Documents to which it is expressed to be a party.

3.15	Nomination of Initial Directors and approval of articles of association

With effect from the Restructuring Effective Time, each of the Lenders (which has subscribed for shares in the Company) approves, in its capacity as a shareholder of the Company and for and on behalf of any Designated Recipient, the nomination of the Initial Directors set out in Schedule 16 (Initial Directors) and the amended articles of association of the Company in the form agreed by the Parties as at the Restructuring Effective Time.

IC

3.16	IC confirms to each other Party that:

(a)	all documents listed under its name in Schedule 8 (New IC Documents) (the “New IC Documents”), comprise all of the arrangements, agreements and understandings that will be in place between it and the Group as at the Restructuring Effective Time, and those documents will be in full force and effect upon satisfaction of the conditions precedent described therein (including the issuance by Zim of the Restructuring Completion Letter);

(b)	the outstandings listed opposite its name in the Outstandings and Allocation Table represent in aggregate all amounts due to it from the Group on the dates specified therein;

(c)	it has executed all New IC Documents to which it is expressed to be a party; and

(d)	immediately following the Restructuring Effective Time no amount, liability or obligation will be due, outstanding or accruing by any member of the Group (whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently, and whether as principal, surety or otherwise) to IC other than under the New IC Documents.

3.17	Nomination of Initial Directors and approval of the articles of association

With effect from the Restructuring Effective Time, IC hereby approves and confirms to each other Party (in its capacity as shareholder of the Company) the nomination of the Initial Directors set out in Schedule 16 (Initial Directors) and the amended articles of association of the Company in the form agreed by the Parties as at the Restructuring Effective Time.

Millenium

3.18	Millenium confirms to each other Party that:

(a)	all documents listed under its name in Schedule 9 (New Millenium Documents) (the “New Millenium Documents”), comprise all of the arrangements, agreements and understandings that will be in place between it and the Group as at the Restructuring Effective Time, and those documents will be in full force and effect upon satisfaction of the conditions precedent described therein (including the issuance by Zim of the Restructuring Completion Letter);

(b)	the outstandings listed opposite its name in the Outstandings and Allocation Table represent in aggregate all amounts due to it from the Group on the dates specified therein;

(c)	it has executed all New Millenium Documents to which it is expressed to be a party; and

(d)	immediately following the Restructuring Effective Time no amount, liability or obligation will be due, outstanding or accruing by any member of the Group (whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently, and whether as principal, surety or otherwise) to Millenium.

Related Parties

3.19	Each Related Party confirms to each other Party that:

(a)	all documents listed under its name in Schedule 10 (New Related Parties Documents) (such Related Party’s “New Related Parties Documents”) comprise all of the arrangements, agreements and understandings that will be in place between it and the Group as at the Restructuring Effective Time (other than commercial transactions on arm’s length terms having an aggregate transaction value across the Group of less than $5,000,000) and those documents will be in full force and effect upon satisfaction of the conditions precedent described therein (including the issuance by Zim of the Restructuring Completion Letter);

(b)	the outstandings listed opposite its name in the Outstandings and Allocation Table represent in aggregate all amounts due to it from the Group on the dates specified therein (disregarding current amounts due under current charter arrangements (taking into account amendments effective at the Restructuring Effective Time) and/or ship operation agreements between it and Zim as part of ordinary course arrangements on arm’s length terms under those charters (including for example current charter hire accrued or due for payment but unpaid or reimbursement for ordinary course expenses such as, for example fuel charges));

(c)	it has executed all New Related Parties Documents to which it is expressed to be a Party;

(d)	immediately following the Restructuring Effective Time no amount, liability or obligation will be due outstanding or accruing by any member of the Group (whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently, and whether as principal, surety or otherwise) to any Related Party other than under the New Related Parties Documents (other than amounts, liabilities or obligations due outstanding or accruing under commercial transactions between the Group and the Related Parties on arm’s length terms having an aggregate transaction value across the Group of less than $5,000,000 and disregarding current amounts due under current charter arrangements and/or ship operation agreements between it and Zim as part of ordinary course arrangements under those charters (including for example current charter hire accrued or due for payment but unpaid or reimbursement for ordinary course expenses such as, for example fuel charges)); and

(e)	as at the Restructuring Effective Time, no Related Party is aware of any Claim (other than in respect of (i) Deferred Hire or (ii) on-going ordinary course P&I claims of an operational nature involving Zim and vessels owned or operated by the Related Parties which (in each case) do not involve the payment of hire or accrued or deferred hire or callable exchange notes) that could be made against any member of the Group under an existing charter party arrangement.

HHI Parties

3.20	Each HHI Party confirms to each other Party that:

(a)	all documents listed under its name in Schedule 11 (New HHI Documents) (the “New HHI Documents”), together with its allocation of Series 1 Notes and the HHI Subordinated Loan Agreement (as relevant) in each case as set out in the Outstandings and Allocation Table, comprise all of the arrangements, agreements and understandings that will be in place as at the Restructuring Effective Time between the Group and the HHI Parties, and those documents will be in full force and effect upon satisfaction of the conditions precedent described therein (including the issuance by Zim of the Restructuring Completion Letter);

(b)	the outstandings listed opposite its name in the Outstandings and Allocation Table represent all amounts due to it from the Group on the dates specified therein; and

(c)	it has executed all New HHI Documents to which it is expressed to be a party.

All Participating Stakeholders

3.21	All Participating Stakeholders confirm that they have not charged or received any amount by way of default interest, penalties or similar late charges in respect of amounts owing to them which are the subject of the transactions the subject of this Deed.

4.	REPRESENTATIONS

4.1	Representations from all Parties

Each Party (other than the Bond Trustees and the Facility Agents) makes the representations and warranties set out in sub-paragraphs (a) to (e) in this clause 4.1 to each other Party (including the Bond Trustees and the Facility Agents). Such representations and warranties are made or deemed to be made at the times and in the manner set out at clause 4.5 (Times when representations made):

(a)	it is duly incorporated (if a corporate person) or duly established (in any other case) and validly existing under the laws of its jurisdiction of incorporation or formation.

(b)	the obligations expressed to be assumed by it in this Deed and each New Document to which it is, or will be, a party are legal, valid, binding and enforceable on it, subject to any applicable Legal Reservations;

(c)	the entry into and performance by it of, and the transactions contemplated by, this Deed and each New Document to which it is, or will be, a party do not, and will not, conflict with any law or regulation applicable to it or with any of its articles of association, memorandum of association or any other constitutional documents;

(d)	it has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of this Deed, each New Document to which it is, or will be, a party and (subject to fulfilment or waiver of any conditions precedent to any obligations contained therein) the transactions contemplated by this Deed and such New Documents; and

(e)	all necessary Authorisations required (i) for the performance by it of this Deed and each New Document to which it is, or will be, a party and the transactions contemplated by this Deed and such New Documents and (ii) to make this Deed and each New Document to which it is, or will be, a party admissible in evidence in its jurisdiction of incorporation have been obtained or effected and are in full force and effect.

4.2	Each Bond Trustee makes the representations and warranties set out in paragraphs (a) to (b) below (in respect of itself only). Such representations and warranties are made or deemed to be made at the times and in the manner set out at clause 4.5 (Times when representations made):

(a)	it is a company registered in Israel and engaged in trusts; and

(b)	the Bondholders’ meetings voted on, inter alia, the approval of the Restructuring and the authorisation of the Bond Trustees by each of the Series A, Series B and Series C Bondholders (as relevant, in each case representing the bond series for which it is acting as trustee) to execute this Deed on behalf of the relevant series of bonds.

4.3	Additional representations of Zim and the Obligors

Zim and (where indicated below) each Obligor in its own capacity (and solely in respect of itself) makes the representations and warranties set out in this clause 4.3 to each other Party. Such representations and warranties are made or deemed to be made at the times and in the manner set out in clause 4.5 (Times when representations made):

(a)	it is not the legal owner of, nor does it have any beneficial interest in, any Existing Debt;

(b)	to the best of its knowledge, having made all reasonable enquiries, no order has been made, petition presented or resolution passed for the winding-up of or appointment of a liquidator, administrative receiver, administrator, compulsory manager, trustee, custodian, sequestrator or other similar officer in respect of it or (in the case of Zim only) any other member of the Group and no analogous procedure has been commenced in any jurisdiction which has not been discharged or resolved or otherwise lapsed;

(c)	it is not a “Company in Violation” under section 362A of the Israeli Companies Law 5759-1999;

(d)	it has full power and authority to own its property and assets and to carry on its business as it is now being conducted;

(e)	the choice of governing law of this Deed and each New Document to which it is a party will be recognised and enforced in its jurisdiction of incorporation, subject to any applicable Legal Reservations; and

(f)	it will not be entitled to claim immunity from suit or other legal process in any proceedings taken in its jurisdiction of incorporation in relation to this Deed or any New Document.

4.4	Additional representations of Zim:

(a)	Any factual information relating to the Group comprised in the June 2014 Business Plan is, taken as a whole, true and accurate in all material respects as at the date it is provided to the Participating Stakeholders or (if different) as at the date at which it is stated to apply.

(b)	Nothing has occurred or been omitted from and no information has been given or withheld that results in any of the information relating to the Group comprised in the June 2014 Business Plan, taken as a whole, being untrue or misleading in any material respect as at the date it is provided to the Participating Stakeholders or (if different) as at the date at which it is stated to apply.

(c)	Any financial projections contained in the June 2014 Business Plan have been prepared in good faith on the basis of recent information and on the basis of assumptions believed by Zim to be reasonable at the time they were provided, it being understood that projections may be subject to significant market uncertainties or third party actions, which are beyond the control of the Group.

(d)	All New Documents have been executed by the members of the Group who are parties to those documents.

(e)	With effect from the Restructuring Effective Time, the documents set out in Schedules 3 through 11 (inclusive) set out all the arrangements, agreements and understandings with the counterparties referred to in those schedules (other than with the Related Parties).

(f)	With effect from the Restructuring Effective Time, all arrangements, agreements and understandings between the Group and the Related Parties are either set out in Schedule 10 (New Related Parties Documents) or are commercial transactions on arm’s length terms having an aggregate transaction value across the Group of less than $5,000,000.

(g)	As at the Restructuring Effective Time (other than (i) in respect of Deferred Hire, (ii) as set out in clause 7.2(a)(ii)(C) or (iii) in respect of on-going ordinary course P&I claims of an operational nature involving Zim and vessels owned or operated by the Shipowners or Related Parties which (in each case) do not involve the payment of hire or accrued or deferred hire or callable exchange notes), neither Zim nor any Obligor is aware of any Claim that (y) could be made against a Related Party or a Shipowner under an existing charter party arrangement or (z) could be brought by a Related Party or Shipowner under an existing charter party arrangement.

(h)	The new equity, when issued and allotted in accordance with this Deed, will be duly authorised, validly issued, fully paid, and non-assessable, and upon issuance, free of any preemption rights, will have the rights, preferences, privileges and restrictions set forth in the articles of the Company, and will be free and clear of any liens, claims, encumbrances or third party rights of any kind and duly registered in the names of the relevant Participating Stakeholders (or Designated Recipient (as defined in Clause 6.4) as relevant) in accordance with the Outstandings and Allocation Table in the Company’s share register and will be offered, sold and issued in compliance with all applicable securities laws.

4.5	Times when representations made

The representations and warranties in this clause 4 are made by each relevant Party on each of the following specified dates or upon the occurrence of the following specified times, as applicable:

(a)            the date of this Deed; and

(b)           immediately before and at the Restructuring Effective Time,

in each case by reference to the facts and circumstances then existing on any such date or at such time, as applicable.

5.	RELATIONSHIP WITH OTHER DOCUMENTS

5.1	Until the Restructuring Effective Time, the Existing Documents shall continue in full force and effect and this Deed shall be without prejudice to the Parties’ respective rights under the Existing Documents (or otherwise). The relevant Parties to the Existing Documents shall continue to comply with the terms of all such Existing Documents until such time as the Existing Documents are no longer effective pursuant to the terms of this Deed and/or the New Documents (as applicable).

5.2	Each relevant Party fully reserves any and all of its rights under the Existing Documents to which it is a party or this Deed to the extent not expressly amended, varied or waived by this Deed or the New Documents to which it is a party.

6.	AGREEMENT TO SUBSCRIBE

6.1	The Company agrees to offer to each Party whose name is listed in the Outstandings and Allocation Table an allocation of Series 1 Notes, Series 2 Notes and/or equity (as relevant) equal to those set out against the name of the relevant Parties in the Outstandings and Allocation Table and subject to receipt by the Company of applicable Settlement Instructions and the Subscription Letter (together “Subscription Notices”).

6.2	Subject only to its obligations under section 2 of Schedule 15 (Registration Rights), nothing in this Deed shall oblige the Company to publish a prospectus. The Company confirms that as at the Restructuring Effective Time there were not more than 15 Parties or Designated Recipients subscribing for Series 1 Notes, Series 2 Notes and/or equity who were not Qualifying Investors. Until the date which is six months after the Restructuring Effective Time, the Company will, within 3 Business Days of a request by any other Party, confirm the number of Parties or Designated Recipients currently holding Series 1 Notes, Series 2 Notes and/or equity who are not Qualifying Investors.

6.3	A Party can accept (or designate in accordance with clause 6.4 below) its allocation of each class of instrument or any part thereof in one or more Subscription Notices. No Party shall have any liability for failure to deliver Subscription Notices, but no equity of Zim or Series 2 Notes or (except in the case of Bondholders) Series 1 Notes will be issued to any Party unless that Party has delivered duly completed Subscription Notices to Zim within six months of the Restructuring Effective Time. Notwithstanding the other provisions of this clause 6, no Party will have any right to be allotted or issued any equity or, Series 2 Notes or (except in the case of Bondholders) Series 1 Notes if that Party or its Designated Recipient (as defined below) has not provided the applicable Subscription Notices within such six month period. Each Party agrees that it will not be entitled to, or entitled to designate, any allocation of Series 1 Notes, Series 2 Notes and/or equity of Zim except to the extent of the allocation set out opposite its name in the Outstandings and Allocation Table.

6.4	Any Party (such Party, a “Designating Party”) may, before being issued Series 1 Notes, Series 2 Notes and/or equity, elect to designate another entity (such entity, a “Designated Recipient”) to own, hold or otherwise be issued with all or part of the Series 1 Notes, and/or all or part of the Series 2 Notes and/or all or part of the equity in Zim (in each case) to which such Designating Party is entitled as set out opposite such Designating Party’s name in the Outstandings and Allocation Table. Any Designating Party intending to make this election shall notify Zim in writing of its election as soon as reasonably practicable, and upon receipt by Zim of the relevant Subscription Letter from such Designating Party, if required, and the Subscription Notices from such Designated Recipient (in each case) within six months of the Restructuring Effective Time (and so long as such Designated Recipient is otherwise entitled to hold Series 1 Notes, Series 2 Notes and/or equity (as relevant)), Zim shall allocate such Series 1 Notes, Series 2 Notes and/or equity the subject of such election to such Designated Recipient. During such six-month period after the Restructuring Effective Time and pending such allocation, the Party shall remain entitled to be issued Series 1 Notes, Series 2 Notes and equity (as relevant) to the extent set out opposite such Party’s name in the Outstandings and Allocation Table.

6.5	With effect from the Restructuring Effective Time, each Party whose name is listed in the Outstandings and Allocation Table (other than IC, whose subscription is as described below) has the right to subscribe (whether for itself or by designation as set out in clause 6.4) for the Series 1 Notes, Series 2 Notes and/or equity of Zim (as relevant) in each case to the extent (if any) set out opposite its name in the Outstandings and Allocation Table and for a total consideration equal to the aggregate amount set out opposite its name in that table (in each place it appears, where relevant) under the heading “Total deficiency claim immediately prior to Restructuring Effective Time”.

6.6	In consideration for the Company’s offer to allot Series 1 Notes, Series 2 Notes and/or equity and in full satisfaction of the consideration described in clause 6.5, each Participating Stakeholder has agreed to execute any releases set out in the New Documents to which it is expressed to be a Party.

6.7	In consideration for the Company’s offer to allot Series 2 Notes and/or equity to the Shipowners and in full satisfaction of the consideration in respect of the Shipowners’ allocations described in clause 6.5 and the other transactions contemplated in the New Shipowner Documents and New Related Parties Documents, with effect from the Restructuring Effective Time, each Shipowner and each Related Party hereby:

(a)	irrevocably, fully and finally waives, releases and discharges the Company from all undertakings, liabilities and obligations, whether actual or contingent, direct or indirect, and whether past, present or future, incurred or owing (including accrued and/or capitalised interest) pursuant to the callable exchange notes issued by the Company to it (if any) pursuant to the 2009 restructuring arrangements of the Company, with the effect that such callable exchange notes shall have no further force or effect on and from the Restructuring Effective Time and the Company shall have no liability thereunder on and from the Restructuring Effective Time; and

(b)	hereby irrevocably, fully and finally (i) waives, releases and discharges the Company from any claims, liabilities and obligations relating to any hire outstanding and/or hire reductions (and/or any capitalised interest on any of the foregoing) due from or payable by the Company to it in connection with the period ending at the Restructuring Effective Time, including any such outstanding hire and/or hire reductions due or payable under any addendum signed and/or agreed upon between the Company and any Shipowner or, as the case may be, Related Party during 2013 (all such hire outstanding and/or hire reductions, the “Deferred Hire”) and/or any other agreement or addendum in relation to the Deferred Hire executed between the Company and any Shipowner or Related Party which has taken effect prior to the Restructuring Effective Time, to the extent such addendum or agreement has not been already performed and (ii) waives any termination right under the relevant charterparty between it and the Company arising from the Deferred Hire. For the avoidance of doubt the following shall not be the subject of this release: (i) hire or amounts due and payable under any addenda to any charter party between the Company and a Shipowner or, as the case may be, Related Party which takes effect at the Restructuring Effective Time; and (ii) current amounts due under current charter arrangements (taking into account amendments effective at the Restructuring Effective Time) and/or ship operation agreements between it and the Company as part of ordinary course arrangements under those charters (including for example current charter hire accrued or due for payment but unpaid or reimbursement for ordinary course expenses such as, for example fuel charges).

6.8	IC’s subscription for shares in the Company will be made under the IC Subscription Agreement.

6.9	The Company shall issue the duly written up physical share certificates to the Participating Stakeholders who have provided the Subscription Notices in respect of the ordinary shares to Zim as required pursuant to clause 6.1 (or Designated Recipients to the extent the provisions of clause 6.4 have been complied with) within 21 days of the day on which the Restructuring Effective Time occurs (or if later, within 21 days of the time they have provided such Subscription Notices so long as such Subscription Notices have been provided within the six month limit prescribed by clause 6.1).

6.10	Each Participating Stakeholder who has been issued equity shall have the rights conferred on holders of the Company’s equity set out in the Registration Rights Schedule. At the request of any registered holder of the Company’s equity, the Company will enter into an agreement with any new holder of equity in the Company in substantially the same form as the Registration Rights Schedule (which agreement shall require the Company to enter into any new agreement with any subsequent equity holder).

6.11	Any fractional entitlement to shares arising from the allocations set out in Schedule 2 (Outstandings and Allocation Table) shall be rounded up or down to the nearest whole number of shares as appropriate, with fractional entitlements of 0.5 or more being rounded up and fractional entitlements of less than 0.5 being rounded down.

7.	MUTUAL RELEASES

7.1	With effect from the Restructuring Effective Time:

(a)	(subject to clause 7.2) each Party (other than the Bond Trustees, the Bondholders and the Facility Agents) hereby irrevocably, expressly and unconditionally:

(i)	waives, releases, acquits and discharges and agrees to ensure (to the extent capable of ensuring) that each of its respective Connected Persons waives, releases, acquits and discharges, to the fullest extent permissible by applicable law, any and all Claims (subject to any Claims arising by reason of fraud or deceit) that it ever had, now has or may have against any other Party (including any Connected Person of such other Party, and including for the avoidance of doubt the Bond Trustees and the Bondholders) (each a “Released Person”); and

(ii)	agrees (subject to any Claims arising by reason of fraud or deceit), not to take or pursue any legal or other action (and to ensure, to the extent capable of ensuring, that none of its respective Connected Persons takes or pursues any legal or other action) in respect of any Claims against any Released Person,

(in each case) upon, in connection with, or by reason of any matter, act, omission, failure to act, transaction, event, circumstance, occurrence, cause or thing whatsoever prior to the Restructuring Effective Time (other than by reason of fraud or deceit), arising directly or indirectly in connection with the Group (including with respect to any Released Person’s or any of its Connected Person’s control, management or operation of the Group), the Restructuring, any of the documents implementing the Restructuring (including, without limitation, any documents relating to or the allocation of Series 1 Notes, Series 2 Notes, equity or any New Documents) and/or all other agreements, undertakings, understandings, discussions, correspondence, or other documents or communications between the Party and any Released Person in relation to any of the foregoing (together, the “Claims Relating to Zim”); and

(b)	each Bond Trustee, on its own behalf and on behalf of the Bondholders in respect of which it is acting as trustee, hereby irrevocably, expressly and unconditionally:

(i)	waives, releases, acquits and discharges to the fullest extent permissible by applicable law, any and all Claims (subject to any Claims arising by reason of fraud or deceit) that it ever had, now has or may have against any Released Person (in each case excluding any Bondholder-Selected Person);

(ii)	agrees (subject to any Claims arising by reason of fraud or deceit), not to take or pursue any legal or other action in respect of any Claims against any Released Person (in each case excluding any Bondholder-Selected Person); and

(iii)	agrees (subject to any Claims arising by reason of fraud or deceit), not to take or pursue any legal or other action in respect of any Claims against any Bondholder- Selected Person (other than:

(1)	legal proceedings (but no other Enforcement Action) carried out in accordance with clauses 7.2 through 7.5 (inclusive) below; and

(2)	Enforcement Action taken against a Bondholder-Selected Person or any of its assets to enforce a final, non-appealable judgment rendered against that Bondholder-Selected Person pursuant to legal proceedings prosecuted in compliance with clauses 7.2 through 7.5 (inclusive) below), (in each case) upon, in connection with, or by reason of any Claims Relating to Zim.

7.2	(a)	The waivers, releases, acquittals, discharges and any undertaking or agreement provided under clause 7.1 by (i) Zim or any Obligor to any Shipowner or Related Party; and (ii) by any Shipowner or Related Party to Zim or any Obligor (in each case) do not apply to:

(i)	the items set out in clause 6.7(b) after the words “For the avoidance of doubt”; and

(ii)	Claims to the extent arising under existing charter party arrangements (other than in respect of Deferred Hire), such as on-going ordinary course P&I claims of an operational nature involving Zim and vessels owned or operated by the Shipowners or Related Parties which (in each case) do not involve the payment of hire or accrued or deferred hire or callable exchange notes, in respect of the period prior to the Restructuring Effective Time and of which:

(A)	(in respect of claims against the Group) the Shipowner or Related Party (as relevant) counterparty to any such existing charter party was unaware at the Restructuring Effective Time;

(B)	(in respect of claims against Related Parties or Shipowners) the Group was unaware at the Restructuring Effective Time; and

(C)	(in respect of Tynwald Navigation Limited and Marown Navigation Limited) Claims which are the subject of the settlement agreement referred to in Schedule 5 (New Shipowner Documents) (it being acknowledged that such Claims are to be settled in accordance with that agreement).

(b)	Each person who is an Original Bondholder, and the Bond Trustees (on their own behalf and on behalf of the Original Bondholders in respect of which they are acting as trustee), have the right to commence legal proceedings in respect of the Claims Relating to Zim against Bondholder-Selected Persons only, but only subject to the undertakings, agreements and limited conditions set out below in clause 7.3. This right of the Bond Trustees and the Original Bondholders is personal to the Bond Trustees (on their own behalf and on behalf of the Original Bondholders in respect of which they are acting as trustee) and the Original Bondholders (respectively) and may not be charged, pledged, assigned, made the subject of a trust or similar arrangement or transferred (in each case in whole or in part), and any purported such action is void.

7.3	It is hereby agreed that (without derogating from any previous releases by and among the Bond Trustees, Bondholders and the Related Parties and their Connected Persons if and to the extent provided as part of the Company’s 2009 restructuring), no legal proceedings may be commenced against a Bondholder-Selected Person by any Bond Trustee or Original Bondholder for any Claims Relating to Zim, unless the commencement of such legal proceedings is approved by Original Bondholders holding at the Restructuring Effective Time at least 75% by face value of all the bonds (including series A, series B and series C) issued by the Company and outstanding immediately prior to the Restructuring Effective Time (the “Vote”); and subject to 5 Business Days’ notice delivered by the bond trustee to the relevant Bondholder-Selected Persons (the “Notice”). For avoidance of all doubt, the above-mentioned mechanism is the sole and exclusive manner whatsoever to file any Claims Relating to Zim or for taking any actions against a Bondholder Selected Person under any circumstances in respect of Claims Relating to Zim. The Notice will include a list of each of the persons voting at the Original Bondholder assembly (the “Voting Persons”) together with the results of such Vote. If at the relevant time of the Vote there shall exist a practical mechanism allowing a person, with no unreasonable efforts or costs, to obtain written evidence from a member of the TASE demonstrating that such person is an Original Bondholder, then any Original Bondholder participating in the Vote will be required to present such evidence prior to voting and as a condition to voting, and such evidence will be presented to the relevant Bondholder-Selected Person at its reasonable request.

7.4	In the event such proceedings have been initiated against a Bondholder-Selected Person:

(a)	the “losing party” shall reimburse the “winning party” for all of its actual costs in connection with the proceedings; and

(b)	(notwithstanding the releases in clauses 7.1) to the extent a Bondholder-Selected Person is entitled (by subrogation or otherwise) to pursue claims against the Company in respect of any such proceedings, such Bondholder-Selected Person shall not be precluded from pursuing such rights against the Company.

7.5	No assignees or transferees of the New Bondholder Documents and/or Series 1 Notes issued at the Restructuring Effective Time to Original Bondholders (but only to the extent such assignees or transferees are not themselves Original Bondholders), shall have any of the rights set out above and no such transferees or assignees (or any related Bond Trustee) shall initiate any legal proceedings against any of the Bondholder-Selected Persons.

7.6	For the purpose of identifying the Original Bondholders, the Bond Trustees (on behalf of the Bondholders) agree that the Company will deliver to the Related Parties a copy of any list of Bondholders delivered by the applicable Bond Trustee to the Company for the purposes of the Restructuring on or immediately prior to the Restructuring Effective Time and six months thereafter. Any Bondholder listed under any of those lists will be considered an Original Bondholder, notwithstanding the right of any person not included in those lists to otherwise provide evidence of its being an Original Bondholder. Such lists shall be delivered to the Related Parties within two Business Days from receiving it by the Company, from each Bond Trustee.

7.7	For the purposes of this clause 7:

“Bondholder-Selected Persons” means both (a) the Related Parties and their direct and indirect shareholders, and the direct and indirect Subsidiaries of the Related Parties and any of their respective employees, officers, directors and advisors; and (b) the direct and indirect shareholders of Millenium (but not Millenium itself and not any of Millenium’s employees, officers, directors or advisors). Provided, however, that with respect to employees, officers, directors and advisors of the Related Parties, Claims Relating to Zim shall not include negotiations regarding the Restructuring set forth hereunder.

“Enforcement Action” means:

(a)	the making of any demand against, or the commencement of any legal proceedings against, any Bondholder-Selected Person (in each case) in relation to any Claim; or

(b)	the exercise of any right of set-off or counterclaim against any Bondholder-Selected Person (in each case) in respect of any Claim.

“Original Bondholder” means a Bondholder immediately prior to the Restructuring Effective Time as identified in Clause 7.6.

8.	EFFECTIVENESS OF MUTUAL RELEASES

8.1	Clause 7 (MutualReleases) shall not:

(a)	affect the enforceability of the New Documents or any other transactions or agreements required to implement the Restructuring; or

(b)	apply to any breaches of the New Documents arising in respect of events or circumstances arising after the Restructuring Effective Time; or

(c)	apply to any Claims under this Deed.

8.2	No Party shall have any Claim against another Party (or any of that Party’s Connected Persons) solely as a result of any Party’s entry into this Deed or any of the documents related to the Restructuring or solely as a result of any Party’s termination of its obligations under this Deed before the Restructuring Effective Time pursuant to clause 18.2 of this Deed.

9.	TRANSFERS

No Party to this Deed may assign, novate, declare a trust over, or transfer (in whatever way or form) (any of which, a “transfer”) any of its right, title, interest or economic risk in and to any arrangement, agreement or understanding (including any documents) relating to the Group prior to the Restructuring Effective Time unless simultaneously with such transfer the transferee (the “Transferee”) accedes to this Deed in the same capacity as the transferor in accordance with clause 10 (Accession) and accedes to or otherwise executes any releases or New Documents in connection with the transactions the subject of this Deed that a Participating Stakeholder is otherwise required to execute as a condition precedent to the occurrence of the Restructuring Effective Time. Nothing in this clause 9 (Transfers) prohibits Bondholders from trading bonds to the extent not prohibited from trading by the TASE.

10.	ACCESSION

10.1	Any Transferee shall at any time after the date of this Deed but before the Restructuring Effective Time become a Party to this Deed on the date that it delivers a duly executed and completed Accession Deed to the Company.

10.2	By delivering an Accession Deed in accordance with clause 10.1 above, such person shall be bound by, assume and comply with all the obligations under, and be entitled to all the rights under, all the terms of this Deed as if it had been a Party in the relevant capacity on and from the date of this Deed.

11.	FURTHER ASSURANCES

After the Restructuring Effective Time, Zim or any Obligor shall, at its cost, promptly at the request of a Participating Stakeholder, execute and deliver such documents and do such other things, as may reasonably be required by any such Participating Stakeholder to give full effect to this Deed. Each Participating Stakeholder shall, promptly at the request of Zim and with that Party’s reasonable costs incurred to be for the account of Zim, execute and deliver such documents and do such things, as may reasonably be required to give full effect to this Deed.

12.	THIRD PARTY RIGHTS

12.1	Save as otherwise expressly provided in this Deed, no person other than a party hereto shall have any right by virtue of the Third Parties Act to enforce any term (express or implied) of this Deed.

12.2	Notwithstanding clause 12.1, the Released Persons (including the Bondholder-Selected Persons as defined in clause 7 (Mutual Releases)) have the right under the Third Parties Act to enforce their rights under clause 7 (Mutual Releases) and each Party’s Connected Persons has the right under the Third Parties Act to enforce its rights under clause 7 (Mutual Releases).

12.3	The terms of this Deed may be amended by the Parties without the consent of any person who is not a Party.

13.	WAIVER

No course of dealing or the failure of any Party to enforce any of the provisions of this Deed shall in any way operate as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Deed in accordance with its terms.

14.	REMEDIES, WAIVERS AND AMENDMENTS

14.1	No course of dealing or failure to exercise, nor any delay in exercising, on the part of any Party or Participating Stakeholder, any right or remedy under any Existing Documents or document in relation to any Existing Document shall operate to impair such right or remedy or be construed as a waiver thereof and shall not affect the right of any Party or Participating Stakeholder to enforce each and every provision of the Existing Documents in accordance with its terms, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise of such right or remedy or the exercise of any other right or remedy. The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

14.2	Except as otherwise provided for in any other provision in this Deed, no term of this Deed may be amended or waived without the consent of each Participating Stakeholder.

15.	ENTIRE AGREEMENT

This Deed, together with the New Documents to which any Party is a party, constitutes the entire agreement between, and understanding of, the Parties with respect to the subject matter of this Deed and supersedes any prior written or oral agreements or arrangements between the Parties in relation thereto.

16.	COUNTERPARTS

This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart of this Deed by e-mail attachment or telecopy shall be an effective mode of delivery.

17.	PARTIAL INVALIDITY

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

18.	RESERVATION OF RIGHTS AND TERMINATION

18.1	Unless expressly provided to the contrary, this Deed does not amend, vary or waive any Party’s rights under the Existing Documents, or any Party’s rights as creditors of any member of the Group unless and until the Restructuring Effective Time occurs (and then only to the extent provided under the terms of this Deed and the New Documents). Notwithstanding any other provision of this Deed, each Bondholder Trustee (for and on behalf of the Bondholders in respect of which it is acting as trustee), Secured Vessel Lender, VesselCo Party, Lender and HHI Party will continue to be entitled to receive interest on its outstanding indebtedness at the contractual rate (but not default interest or premia) up to (but excluding) the day on which the Restructuring Effective Time occurs. To the extent any such accrued interest is expressed to be payable in cash (but not otherwise) then the Company undertakes (to those parties entitled to receive that interest) to pay any such accrued and unpaid interest within 3 Business Days of the Restructuring Effective Time (or, in the case of cash interest due to the Bondholders, if later, at the earliest time permitted by the TASE for that interest to be paid).

18.2	At any time before the Restructuring Effective Time (but not afterwards), any Party may terminate its obligations under this Deed by giving notice of termination (i) if by letter, when actually delivered to Zim; or (ii) by email to each of: danieli.rafi@il.zim.com; and eldar.guy@il.zim.com; with a copy to each of warnerp@sullcrom.com; davidm@friedman.co.il; and adva@gkh-law.com. Notwithstanding clause 20 (Notices), no other form of termination notice is effective unless such other form of termination notice has been actually confirmed by Zim to have been received. If this Deed is terminated by any Party for any reason, the rights of that Party against the other Parties to this Deed and those other Parties’ rights against the terminating Party shall be fully reserved.

18.3	The Company will promptly inform the Parties if it receives a notice of termination under clause 18.2 from a Party.

18.4	The Company shall not issue the Restructuring Completion Letter following receipt of a notice of termination under clause 18.2 (unless that notice has been withdrawn).

19.	PARTIES’ RIGHTS AND OBLIGATIONS

19.1	The obligations of each Party under this Deed are several. Failure by a Party to perform its obligations under this Deed does not affect the obligations of any other Party under this Deed. No Party is responsible for the obligations of any other Party under this Deed.

19.2	The rights of each Party under or in connection with this Deed are separate and independent rights. A Party may separately enforce its rights under this Deed.

20.	NOTICES

20.1	Communications in writing

Any communication to be made under or in connection with this Deed shall be made in writing and, unless otherwise stated, may be made by fax or letter.

20.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Deed is that identified in the signature pages to this Deed or any Deed of Accession or any substitute address, fax number or department or officer as the Party may notify to the other Parties by not less than five Business Days’ notice, and provided that any change may be made to any notice details of any Party if such change is agreed by the Company and that Party.

20.3	Delivery

Any communication or document made or delivered by one person to another under or in connection with this Deed will only be effective:

(a)           if by way of fax, when received in legible form; or

(b)           if by way of letter, when it has been received at the relevant address,

and, if a particular department or officer is specified as part of its address details provided under clause 20.2 (Addresses), if addressed to that department or officer.

20.4	Electronic communication

(a)	Any communication to be made between the Parties under or in connection with this Deed may be made by electronic mail or other electronic means if the Parties:

(i)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)	notify each other of any change to their address or any other such information supplied by them.

(b)	Any electronic communication made between the Parties, will be effective only when actually received in readable form.

20.5	English language

(a)           Any notice given under or in connection with this Deed must be in English.

(b)           All other documents provided under or in connection with this Deed must be:

(i)            in English; or

(ii)	if not in English, and if so required by a Participating Stakeholder, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

21.	GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in relation to this Deed are governed by English law, except for Schedule 15 (Registration Rights) of this Deed and any non-contractual obligations arising out of or in connection with that Schedule, which shall be interpreted in accordance with the laws of Israel (without prejudice to the fact that this Deed is governed by English law).

22.	ENFORCEMENT

22.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to the existence, validity or termination of this Deed or any non-contractual obligation arising out of or in connection with this Deed but excluding any dispute relating to Schedule 15 (Registration Rights), the jurisdiction of which shall be determined in accordance with that Schedule) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)	For the avoidance of doubt, the jurisdiction for enforcement of each New Document shall be as set out in that New Document.

22.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, Zim and each Obligor irrevocably appoints Ramon Insurance Brokers, 3rd Floor 24 Creechurch Lane, London EC3A 5EH as its agent for service of process in relation to any proceedings before the English courts in connection with this Deed.

(b)	Zim and each Obligor agrees that failure by a process agent to notify it of the process will not invalidate the proceedings concerned.

IN WITNESS WHEREOF, this Deed has been executed as a deed and delivered by the Parties on the date and year first above written.

SCHEDULE 12

ACCESSION DEED

THIS DEED OF ACCESSION is made on______________ by [name and details of acceding stakeholder /creditor] (the “Acceding Party”) in favour of each of the parties to the Global Restructuring Deed (defined below).

WHEREAS:

(A)	This Deed is supplemental to a global restructuring deed (the “Global Restructuring Deed”) dated [•] and entered into by, among others, Zim Integrated Shipping Services Limited (the “Company”), certain members of the Company’s group as Obligors, the Bond Trustees, the Lenders, the Secured Vessel Lenders, the VesselCo Parties, IC, Millenium, Hyundai Samho Heavy Industries Co., Ltd and other Participating Stakeholders (each as defined therein).

(B)	The Acceding Party wishes to accede to the Global Restructuring Deed as a [Bond Trustee][Lender] [Related Party] [Secured Vessel Lender] [VesselCo Party][Shipowner][Participating Stakeholder].

(C)	It is a term of the Restructuring Deed that in order to accede to it in the capacity above, the Acceding Party must enter into this Deed and deliver a duly executed and completed of this Deed to the Company

IT IS HEREBY AGREED AS FOLLOWS:

1.	Words and expressions used by not defined herein shall have the meaning given in the Global Restructuring Deed.

2.	The Acceding Party agrees, as of the date of this Deed, to be bound by all the terms and conditions of the Global Restructuring Deed insofar as they relate to a [Bond Trustee][Lender] [Party] [Secured Vessel Lender] [VesselCo Party][Shipowner][Participating Stakeholder] as if the Acceding Party were an original Party to the Global Restructuring Deed in such capacity with rights, obligations and interests as a [Bond Trustee][Lender] [Related Party] [Secured Vessel Lender] [VesselCo Party][Shipowner][Participating Stakeholder].

3.	Any notice or other communication required to be given to the Acceding Party under the Global Restructuring Deed shall be sent to it at the address or email specified below or such other address or email as the Acceding Party may subsequently notify to Company.

[Name][Address][email address]

4.	This Deed and any non-contractual obligations arising out of or in relation to this Deed are governed by English law.

5.	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to the existence, validity or termination of this Deed or any non-contractual obligation arising out of or in connection with this Deed) (a “Dispute”).

6.	The Acceding Party agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly it shall not argue to the contrary.

IN WITNESS WHEREOF, this Deed has been executed as a deed and delivered by the Acceding Party on the date and year first above written.

SCHEDULE 13

SUBSCRIPTION LETTER

FORM OF DECLARATION

To:	Zim Integrated Shipping Services Ltd. (the “Company”)

From:

Name:	(the “Investor”)

Address:

Registration Number:

In connection with the allocation to the undersigned by the Company of any of (i) ordinary shares of the Company; or (ii) Series 1 or Series 2 Notes (established under a trust indenture between the Company and Hermetic Trust (1976) Ltd. acting as trustee), the undersigned confirms as follows.

In accordance with the Israeli Securities Law of 1968, as amended (the “Securities Law”), and in connection with a distribution of ordinary shares and/or Series 1 and 2 Notes of the Company (as described above) (collectively, the “Securities”) in accordance with the implementation of a restructuring plan by the Company (the “Restructuring”), I, the undersigned, hereby declare as follows:

1.	I am a corporation organized under the laws of ___________/ I am an individual, resident of ____________[delete as necessary]

2.	Please mark either (a) or (b) below:

(a)	☐	I am qualified as a “Classified Investor” under the First Supplement of the Securities Law, by complying with one or more of the following definitions and I am aware of the implications of the status of a Classified Investor specified in the First Supplement of the Securities Law and I consent thereto (please check the relevant boxes):

☐	A corporation, except for a corporation that was incorporated for the purpose of the purchase of securities in a specific offering, whose equity exceeds NIS 50 million;

☐	A joint investment mutual fund, as defined in the Israeli Joint Investment Trust Law of 1994, or a managing company for such a fund;

☐	A provident fund or its managing company, as defined in the Israeli Control of Financial Services Law (Provident Funds) of 2005;

☐	An insurer, as defined under the Israeli Insurance Business (Control) Law of 1981;

☐	A banking corporation and an auxiliary corporation, as defined in the Israeli Banking (Licensing) Law of 1981 - with the exception of joint services companies - purchasing for their own account or for investor clients who fall within the categories listed in section 15A(B) of the Securities Law;

☐	A portfolio manager, as defined in section 8(b) of the Israeli Regulation of Investment Advice, Investment Marketing and Investment Portfolio Management Law of 1995, who purchases for himself /herself or for clients who are investors that are listed in section 15A(B) of the Securities Law;

☐	An investment advisor or investment marketer as defined in section 7(c) of the Israeli Regulation of Investment Advice and Portfolio Management Law of 1995, purchasing for himself / herself;

☐	A stock exchange member purchasing for itself or for clients who are investors that are listed in section 15A(B) of the Securities Law;

☐	An underwriter with respect to whom the qualifications prescribed in section 56(c) of the Securities Law have been met, purchasing for itself;

☐	A venture capital fund; for this purpose, a “venture capital fund” shall mean a corporation whose main business is investing in corporations, which, at the time the investment is made, are primarily engaged in research and development or in the manufacture of innovative and high-tech products or processes, where the risk of investment is higher than what is customary for other investments;

☐	A corporation which is wholly owned by investors listed in section 15A(B) of the Securities Law[33];

☐	An individual who complies with at least two of the following three requirements detailed below, purchasing for himself / herself:

[Please indicate YES or NO with respect to each requirement]

(a)	I own cash, deposits, Financial Assets[34] and Securities[35] in total worth of more than NIS 12 million: YES / NO

(b)	I have expertise and skills in the capital market. My expertise is based on the following:

______________________________.

Or alternatively, I was employed for a period of at least one year at____________ in the following role_____________, which is a professional role that requires expertise in capital market.

YES / NO

(c)	During the four calendar quarters prior to the date hereof, I executed at least 30 transactions on average, in each quarter during the last four quarters, not including transactions performed on my behalf by my portfolio manager(s):

YES / NO

(b)	☐	I am not qualified as a “Classified Investor” under the First Supplement of the Securities Law.

3.	Please check one of the following boxes:

[33]	The investors listed in section 15A(B) of the Securities Law include, among other things, investors complying with at least one of the requirements detailed in this section 2(a).

[34]	See ‘Definitions’ Appendix

[35]	See ‘Definitions’ Appendix

☐	I purchase the Securities according to my own understanding and for my own benefit and on my own account and not with the aim or intention of distributing or offering them to other parties

☐	I hold the Securities for the benefit of ___________________[please complete exact names of beneficiaries], each of which has dully executed a complete form of this “Subscription Letter” attached hereto as Annex A.

4.	I undertake that until the Company becomes a public company, any transfer of the Securities (in whole or in part), as far as it is permitted by the Restructuring documents, and the Company’s articles of association, either directly or indirectly, will be made to investors who comply with either section 15A(b)(1) or 15A(b)(2) of the Securities Law as shall be amended from time to time, and provided such investor declared to such in writing and in any event I will not transfer the Securities (in whole or in part) to anyone to whom such transfer requires the Company to publish a prospectus.

5.	I am not, and am not acting on behalf of anyone that is, in the United States and I am subscribing for the Securities in an offshore transaction in accordance with Regulation S under the U.S. Securities Act of 1933.

6.	I acknowledge that I can bear the economic risk and complete loss of my investment in the Securities and have such knowledge and experience in financial or business matters that enables me to evaluate the merits and risks of the investment contemplated hereby.

7.	I am aware that the Company will rely on this declaration.

8.	I undertake to inform the Company of any change to the declarations made in this declaration. Yours sincerely,

Name:_____________________________	Date:______________________

Signature:__________________________

Please send via e-mail a scanned signed copy of this “Subscription Letter” (including any annex, if relevant) to Yuval Eden – yuvale@gkh-law.com and Tal Gat – talg@gkh-law.com. Subsequently deliver two (2) copies of the original signed documents by courier to:

Yuval Eden, Adv.

Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co.

One Azrieli Center, Round Building

Tel Aviv 6701101, Israel

DEFINITIONS:

“Securities”: including securities which are not included in the definition in section 1 of the Securities Law, and including units of a closed fund within the meaning of the Joint Investment Trust Law. The definition of “Securities” in section 1 of the Securities Law is: certificates issues in series by a company, a cooperative society or any other corporation conferring a right of membership or participation in them or claim against them, and certificates conferring a right to acquire securities, all of which whether registered or bearer securities, excluding securities issued by the Israeli Government or the Bank of Israel which comply with one of the following:

(1)	They do not confer a right of participation or membership in a corporation and are not convertible into, or realizable for, securities conferring such a right;

(2)	They are issued under special legislation.

“Financial Assets”: are defined in the Advice Law to include units in mutual investment funds, shares or units of funds registered outside of Israel, options, future contracts, structured products and education funds (kranot hishtalmut).

SCHEDULE 14

RESTRUCTURING COMPLETION LETTER

From:	Zim Integrated Shipping Services Limited (“Zim”)

To:	The Parties (as defined in the Global Restructuring Deed (as defined below), other than Zim)

Date:	[________________________ ] 2014

This is the “Restructuring Completion Letter” referred to in the global restructuring deed dated on or about the date hereof between Zim and the parties named therein (the “Global Restructuring Deed”). Capitalised terms not otherwise defined in this letter have the meanings given to them in the Global Restructuring Deed.

Global Restructuring Deed

1.	All Parties have signed the Global Restructuring Deed.

Shipowner Documents

2.	We refer to the New Shipowner Documents.

3.	We confirm that the New Shipowner Documents have been executed by all the parties thereto and that all conditions precedent to the effectiveness of the New Shipowner Documents (other than the issuance of this letter) have been satisfied.

Tranche A and Bond documents

4.	We refer to the New SVL Documents, the New Bondholder Documents and the New Lender Documents.

5.	We confirm that we have received confirmation from or on behalf of the relevant counterparties to those documents that all conditions precedent to the effectiveness of the New SVL Documents, the New Bondholder Documents and the New Lender Documents (as applicable) (other than the issuance of this letter) have been satisfied.

VesselCo documents

6.	We refer to the New VesselCo Party Documents.

7.	We confirm that we have received confirmation from or on behalf of the relevant counterparties to those documents that all conditions precedent to the effectiveness of the New VesselCo Party Documents (other than the issuance of this letter) have been satisfied.

8.	We confirm that we have been advised by counsel to the lenders under the Wilmington 345 Facility, the Wilmington 349 Facility and the Wilmington 352 Facility that all relevant Liberian formalities associated with completion of the transfers of vessels under those arrangements have been completed.

Other “New Documents”

9.	We refer to all other New Documents not included in the above.

10.	We confirm that all conditions precedent to the effectiveness of any such New Documents (other than the issuance of this letter) have been satisfied.

Series 1 Notes and Series 2 Notes

11.	We refer to the trust indenture constituting the Series 1 Notes and Series 2 Notes.

12.	We confirm that the Series 1 Notes and Series 2 Notes in an aggregate principal amount of $371,600,000 (in respect of the Series 1 Notes) and $114,600,000 (in respect of the Series 2 Notes) have (in the case of Participating Stakeholders entitled to Series 1 Notes or Series 2 Notes who have delivered Subscription Letters and Settlement Instructions) been duly issued (and duly authenticated by the trustee) in the name of, and delivered by the Company to, The Registration Company of Bank Le’umi Le’Israel Ltd., as depository for the global notes for the Nesher System or TACT System (as relevant), together with instructions to credit the securities accounts in a TASE member held by or on behalf of the Participating Stakeholders in accordance with their instructions, and in such amounts as are consistent with the respective allocations of such Participating Stakeholders in Schedule 2 to the Global Restructuring Deed; or (in the case of such Participating Stakeholders who have not delivered Subscription Letters and Settlement Instructions at the date hereof) have been allocated to such Participating Stakeholders and will be issued promptly after receipt of the Subscription Letter and Settlement Instructions.

Articles

13.	As at the date hereof, the articles of the Company are in the form agreed by the Parties and are effective as at this time pursuant to an order of the Israeli District Court in Haifa.

14.	As at the date hereof, no court has issued an interim or final order restraining the Company or any Obligor from entering into any of the arrangements contemplated in the Global Restructuring Deed.

Equity

15.	Attached as Schedule 1 is an extract of the shareholders’ register of Zim showing the shareholders who have been allocated fully paid up shares in Zim at the time of issuance of this letter. This allocation of equity amongst the shareholders of Zim matches the allocation of equity in Zim set out in the Outstandings and Allocation Table (on the assumption that all Participating Stakeholders subscribe for equity (or their Designated Recipients have delivered a Subscription Letter to Zim)) except where noted on Schedule 1 in respect of persons who have not at the time of this letter delivered a Subscription Letter to Zim.

Receivables facility

16.	We confirm that the Company and Israel Corporation have executed the $50 million receivables facility with Israel Corporation as lender in the form most recently posted in the VDR and that the conditions precedent to funding under that facility are as set out in the conditions precedent satisfaction letter for that facility posted in the VDR.

Equity injection

17.	We confirm that we have received the sum of $200 million in cash in freely available funds from Israel Corporation by way of equity contribution. Attached as Schedule 2 is confirmation from our bank showing the crediting of our bank account with $200 million received from Israel Corporation.

Board of directors

18.	We confirm that each of the directors of Zim as at the date hereof (prior to the issuance of this letter) has delivered irrevocable resignation letters to us and that upon the issuance of this letter our board of directors will be as set out in Schedule 16 to the Global Restructuring Deed.

19.	The following insurance arrangements have been put in place:

(a)	run-off insurance for liability of the Group’s directors and officers for the seven-year period beginning at the Restructuring Effective Time, with a coverage limit of $50 million and a total premium for the entire period of up to $1 million; and

(b)	a framework agreement for liability insurance for the Group’s directors and officers for the period beginning at the Restructuring Effective Time and ending on the later of the fifth anniversary of the Restructuring Effective Time and the day of the Company’s annual general meeting in 2019 to approve the Company’s annual financial statements for the year 2018. That framework agreement will comprise annual policies on a claims-made basis with a coverage amount of $50 million and annual premiums not exceeding $120,000.

This letter and any non-contractual arrangements arising out of or in connection with it are governed by English law.

Yours truly

Zim Integrated Shipping Services Limited

SCHEDULE 1

(TO THE RESTRUCTURING COMPLETION LETTER)

Shareholders’ register

SCHEDULE 2

(TO THE RESTRUCTURING COMPLETION LETTER)

Zim Confirmation

SCHEDULE 15

REGISTRATION RIGHTS

In connection with the issuance of equity to each of the persons listed as a shareholder of the Company pursuant to the subscription under the Global Restructuring Deed, to which this document is scheduled (which may be referred to in this Schedule as the “Original Holders” and each may be referred to as an “Original Holder”) as part of the debt reorganization of the Company, the Company and the Original Holders hereby agree that, inter alia, this Schedule shall govern the rights of the Holders to cause the Company to register with the U.S. Securities and Exchange Commission (the “SEC”) or an equivalent authority in the event of a listing outside the U.S., the Ordinary Shares that are issuable to, held by or may hereafter be issued to the Holders; and

NOW, THEREFORE, the parties hereby agree as follows:

1.	Definitions. For purposes of this schedule:

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

“Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein, any reasonable related free writing prospectus (as defined in Rule 405 of the Securities Act) or any amendments or supplements thereto and any related road show; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary of the Company pursuant to a share option, share purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration in any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Ordinary Shares being registered are Ordinary Shares issuable upon conversion of debt securities that are also being registered.

“Form F-1” means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

“Form F-3” means such form under the Securities Act as is in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” means any holder of Registrable Securities.

“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

“Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Schedule.

“IPO” means the Company’s first underwritten public offering of its Ordinary Shares, or the listing for trading of the Company’s Ordinary Shares on any recognized stock exchange or regulated market, under the Securities Act or under the equivalent law of another jurisdiction.

“IC” means Israel Corporation Ltd., a company organized under the laws of the State of Israel, and including its successors and permitted assignees.

“Ordinary Shares” means Ordinary Shares of the Company, nominal value NIS 0.03 per share.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Registrable Securities” means (i) the Ordinary Shares issued to the Original Holders, the Ordinary Shares hereafter acquired by any Original Holder and the Ordinary Shares of any other Person to whom such Ordinary Shares have been transferred in accordance with the terms of this Schedule; excluding in all cases, however, any Ordinary Shares sold by a Person in a transaction in which the applicable rights under this Schedule are not assigned pursuant to Subsection 3.1, and excluding for the purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Schedule; provided that, with respect to any provision of this Schedule that establishes a percentage of Registrable Securities as required to take any action, Registrable Securities shall not include any securities held by the Company or any of its subsidiaries.

“Registrable Securities then outstanding” means the number of shares determined by adding the number of outstanding Ordinary Shares that are Registrable Securities and the number of Ordinary Shares issuable (directly or indirectly) pursuant to any exercisable and/or convertible securities, whether such securities may be exercised or converted immediately or in the future, that are Registrable Securities.

“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions, and share transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.7.

2.	Registration Rights. The Company covenants and agrees as follows:

2.1            IPO and Registration Rights. Subject to determination by the Board of Directors of the Company that a reasonable market capitalisation could be achieved following an IPO, the Company shall use its commercially reasonable efforts to effect an IPO within twenty four (24) months of the date hereof. Following an IPO, the Holders shall have the registration rights set forth below. The rights below are drafted to refer to a registration effected by filing an effective registration statement in compliance with the Securities Act, but are intended to apply mutatis mutandis in circumstances where an IPO was not effected under the Securities Act but rather under the laws of another jurisdiction_as set out in the definition of IPO in Subsection 1.10. In such case, the Company shall be required to take substantially equivalent actions to those described below under the laws of such other jurisdiction.

The Company shall not be liable for any breach of its obligation to use its commercially reasonable efforts pursuant to Clause 2.1, whether in damages or for specific performance, provided such efforts are undertaken in good faith by the Company.

2.2            Demand Registration.

(a)            Form F-1 Demand. If at any time after one hundred eighty (180) calendar days following the effective date of the registration statement for the IPO and until the fifth anniversary thereof, the Company receives a request from Holders of more than twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form F-1 registration statement with respect to Registrable Securities with a minimum anticipated aggregate offering price, net of Selling Expenses, of Fifteen Million United States Dollars ($15,000,000), then the Company shall (x) within ten (10) calendar days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) calendar days after the date such request is given by the Initiating Holders, file a Form F-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) calendar days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.2(c) and 2.4.

(b)            Form F-3 Demand. As soon as practical after the IPO , but in no event more than eighteen (18) months after the IPO, the Company shall use commercially reasonable efforts in order to qualify for registration on Form F-3 or any comparable or successor form or forms and to maintain such qualification after the Company has qualified for the use of Form F-3. After the Company has qualified for the use of Form F-3 and until five (5) years following an IPO, if the Company receives a request from Holders of at least twenty five percent (25%) of the Registrable Securities then outstanding that the Company file a Form F-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least Five Million United States Dollars ($5,000,000), then the Company shall (i) within ten (10) calendar days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) calendar days after the date such request is given by the Initiating Holders, file a Form F-3 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) calendar days of the date the Demand Notice is given, and in each case, subject to the availability of a Form F-3 for such offering by the Holders and the limitations of Subsections 2.2(c) and 2.4.

(c)            Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.2 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its shareholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company or (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing (and any time periods with respect to filing or effectiveness shall be tolled correspondingly) for a period of not more than forty-five (45) calendar days after the request of the Initiating Holders is given provided that the Company shall not register any securities for its own account or that of any other shareholder during such forty-five (45) calendar day period other than in an Excluded Registration.

(d)            The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.2(a) (i) during the period that is sixty (60) calendar days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred and eighty (180) calendar days after the effective date of, a Company-initiated registration of Ordinary Shares, provided that the Company offers to register Registrable Securities in accordance with Subsection 2.3 and the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective, and the Company shall use its commercially reasonable efforts to cause such registration statement to be declared effective no later than ninety (90) calendar days from the date of any Demand Notice; (ii) after the Company has effected three (3) registrations pursuant to Subsection 2.2(a); or (iii) if the Initiating Holders propose to dispose of Ordinary Shares consisting of Registrable Securities that may be immediately registered on Form F-3 pursuant to a request made pursuant to Subsection 2.2(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.2(b) (i) during the period that is thirty (30) calendar days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) calendar days after the effective date of, a Company-initiated registration of Ordinary Shares, provided that the Company offers to register Registrable Securities in accordance with Subsection 2.3 and the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective, and the Company shall use its commercially reasonable efforts to cause such registration statement to be declared effective no later than ninety (90) calendar days from the date of any request pursuant to Subsection 2.2(b); or (ii) if the Company has effected one (1) registration pursuant to Subsection 2.2(b) within the twelve (12) month period immediately preceding and the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.2(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and as a result of such non payment forfeit their right to one demand registration statement pursuant to Subsection 2.7, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.2(d).

2.3          Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for shareholders other than the Holders) any of its equity securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) calendar days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.4, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.3 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration, and any Holder shall have the right to withdraw all or part of its Registrable Securities before the effective date of such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.7.

2.4          Underwriting Requirements.

(a)           If, pursuant to Subsection 2.2, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.2, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.5(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected and approved for such underwriting in accordance with Section 2.4. Notwithstanding any other provision of this Subsection 2.4, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each such selling Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all securities other than those to be sold by the selling Holders are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b)          In connection with any offering involving an underwriting of the Company’s share capital pursuant to Subsection 2.3, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as reasonably agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriter(s) in their discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters in their sole reasonable discretion determine will not jeopardize the success of the offering. If the underwriter(s) determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as early as practicable to) the number of Registrable Securities owned by each such selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall the number of Registrable Securities included in the offering be reduced unless all securities other than those to be sold by the selling Holders (other than securities to be sold by the Company) are first entirely excluded from the offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, shareholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c)           In the case of an underwritten offering under Subsections 2.2(a) or (b), the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Company and in consultation with the Holders of a majority of the Registrable Securities to be sold.

2.5          Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)           prepare and file, if applicable, within the time periods provided by Subsections 2.2(a) and (b), with the SEC a registration statement, including all exhibits and financial statements required under the Securities Act (such registration statement and the prospectus used in connection with such registration statement shall not include the name of any Holder or its ownership interest in the Registrable Securities and/or the Company (as applicable) without the prior written consent of a Holder (unless such Holder’s Registrable Securities are included in such registration statement and provided prior notice of the form of disclosure is given to such Holder) (but before filing such registration statement provide the Selling Holder Counsel copies of all documents to be filed and not file such documents to which the Selling Holder Counsel reasonably objects), and use its commercially reasonable efforts to cause such registration statement to become effective no later than ninety (90) calendar days after such registration statement is filed, and keep such registration statement continuously effective for a period of one hundred and twenty (120) calendar days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that the Company shall not be deemed to have used commercially reasonable efforts to keep such registration statement continuously effective if the Company voluntarily takes any action or omits to take any action that would result in Holders not being able to offer and sell any Registrable Securities pursuant to such registration statement during the period it is required to be continuously effective unless such action or omission is (i) permitted by the terms of this Schedule, including Section 2.2(c) hereof, or (ii) required by applicable law; and provided further that (i) such one hundred and twenty (120) calendar day period shall be extended for a period of time equal to the period the Holder is not able to sell any securities included in such registration statement as a result of the Company not keeping the registration statement continuously effective, and (ii) in the case of any registration of Registrable Securities on Form F-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred and twenty (120) calendar day period shall be extended for up to one hundred twenty (120) calendar days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b)           prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act (including using its reasonable commercial efforts to address any comments from the SEC regarding such registration statement) in order to enable the disposition of all securities covered by such registration statement (but before filing such documents provide the Selling Holder Counsel copies of all documents to be filed and not file such documents to which the Selling Holder Counsel reasonably objects);

(c)           furnish to the selling Holders such numbers of copies of the prospectus used in connection with such registration, including any preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)           use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)           in the event of any underwritten public offering, enter into customary agreements (including underwriting and indemnification agreements in customary form) and take all such other actions as any selling Holder or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of the Registrable Securities;

(f)            use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)           provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Schedule and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)           promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)            notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(j)            after such registration statement becomes effective, notify each selling Holder of (i) any request by the SEC that the Company amend or supplement such registration statement or prospectus, (ii) the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any prospectus, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction, and (iv) the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;

(k)           promptly notify the selling Holders when the Company becomes aware of the occurrence of any event as a result of which the applicable registration statement and the prospectus included in such registration statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading, or, if for any other reason it shall be necessary during such time period to amend or supplement such registration statement, prospectus or free writing prospectus in order to comply with the Securities Act and, in either case, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such registration statement or prospectus which shall correct such misstatement or omission or effect such compliance; and

(l)            promptly incorporate in a prospectus supplement or post-effective amendment to the registration statement such information as the selling Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, it shall have in place an insider trading policy that shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

Each Holder agrees that, upon receipt of notice from the Company upon the occurrence of any event of the kind described in section 2.5(j) hereof, such Holder will immediately discontinue disposition of its Registrable Securities under the registration statement until such Holder’s receipt of the supplemented prospectus or amended registration statement or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed.

Each Holder covenants and agrees that it will not sell any Registrable Securities under the registration statement until it has received copies of the amendment or supplement to the registration statement or prospectus in accordance with section 2.5(k) hereof.

2.6          Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.7          Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; marketing and road show_expenses; and the reasonable fees and disbursements of one counsel for the selling Holders (“Selling Holder Counsel”)_chosen by Holders of a majority of the Registrable Securities to be sold and consented to by the Company, which consent shall not be unreasonably withheld, shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities that were to be registered thereunder (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.2(a) or 2.2(b), as the case may be then the Holders shall not be required to pay any of such expenses and shall forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.8          Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Schedule as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.9          Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a)           To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the Affiliates, partners, members, officers, directors, employees, and shareholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, unless such settlement is entered into without the consent of the Company (i) more than thirty (30) calendar days after receipt by the Company of a request for reimbursement pursuant to this subsection and (ii) the Company shall not have responded to such request for reimbursement, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)           To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, unless such settlement is entered into without the consent of the Holder (i) more than thirty (30) calendar days after receipt by such Holder of a request for reimbursement pursuant to this subsection and (ii) the Holder shall not haveresponded to such request for indemnification; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)           Promptly after receipt by an indemnified party under this Subsection 2.9 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.9, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to control the defense thereof with counsel mutually satisfactory to the indemnifying and indemnified parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel and one local counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.9, except to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action (through the forfeiture of substantive rights and defenses). The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.9.

(d)           To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.9, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)           Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.9 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of the provisions in this Schedule.

2.10        Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form F-3, the Company shall:

(a)           make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b)           use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)           furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) calendar days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form F-3 (at any time after the Company so qualifies to use such form).

2.11        Limitations on Subsequent Registration Rights. From and after the Restructuring Effective Time, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would provide to such holder the right to include securities in any registration on terms other than either a pro rata basis with respect to the Registrable Securities or on a subordinated basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include.

2.12        “Market Stand-off” Agreement. In the event of a sale by the Company of the Company’s equity securities in an underwritten offering, each Holder hereby agrees, if requested in writing by the managing underwriter in such underwritten offering, that it will not, without the prior written consent of such managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of Ordinary Shares or any other equity securities under the Securities Act on a registration statement on Form F-1 or Form F-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed ninety (90) calendar days, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions) (or one hundred eighty (180) calendar days in the case of the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions (), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Ordinary Shares held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.12 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any Affiliate or any trust for the direct or indirect benefit of the Holder or an Immediate Family Member of the Holder, provided that the Affiliate or trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided  further that any such transfer to a trust shall not involve a disposition for value, and provided further that any such limitation shall be applicable to the Holders only if the Company’s Affiliates and all of their officers and directors are subject to the same restrictions (and if the any such parties are released by the managing underwriters the Holders are similarly released) and the Company uses commercially reasonable efforts to obtain a similar agreement from all shareholders individually owning at least one percent (1%) of the Company’s outstanding Ordinary Shares (after giving effect to conversion into Ordinary Shares of all outstanding preferred shares or other convertible securities). The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.12 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

2.13        Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.2 or 2.3 shall terminate upon the first to occur of:

(a)           the Company completing its IPO and becoming subject to the provisions of the Exchange Act whereby SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares; and

(b)           the fifth anniversary of the IPO.

3.	Miscellaneous.

3.1          Successors and Assigns. The rights set out in this Schedule may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Schedule, including the provisions of Subsection 2.12. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Schedule. The terms and conditions of this Schedule inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Schedule, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Schedule, except as expressly provided herein.

3.2          Governing Law. Jurisdiction. Notwithstanding clause 22 of the Global Restructuring Deed and except insofar as it relates to provisions of US securities laws, federal or state, which shall be determined by the applicable US law this Schedule shall be governed by, and construed in accordance with, the laws of the State of Israel without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of Tel Aviv for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Schedule and the transactions contemplated hereby.

3.3          Titles and Subtitles. The titles and subtitles used in this Schedule are for convenience only and are not to be considered in construing or interpreting this Schedule.

3.4          Notices. All notices and other communications given or made pursuant to this Schedule shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the Holders to their respective addresses as identified in the signature pages to the Global Restructuring Deed (of which this Schedule forms a part), or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 3.4.

3.5          Amendments and Waivers. Any term of this Schedule may be amended or restated and the observance of any term of this Schedule may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and Holders of a 75 per cent. majority of the Registrable Securities then outstanding, provided that the amendment, restatement or waiver does not unfairly discriminate against the non-consenting Holders; provided further that any right granted hereunder may be waived by the party holding such right, without the consent of any other party. Notwithstanding the foregoing, this Schedule may not be amended, restated or terminated and the observance of any term hereof may not be waived with respect to any Holder without the written consent of such Holder, unless such amendment, termination, or waiver applies to all Holders in the same fashion. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 3.5 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Schedule, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

3.6          Severability. In case any one or more of the provisions contained in this Schedule is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Schedule, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.7          Aggregation of Shares. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Schedule and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

3.8            Entire Agreement. This Schedule constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

3.9            Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Schedule, upon any breach or default of any other party under this Schedule, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Schedule or by law or otherwise afforded to any party, shall be cumulative and not alternative.

3.10            Injunctive Relief. Save in respect of the Company’s obligation to use commercially reasonable efforts in Clause 2.1, it is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any one or more Holders of at least 10 percent. of the Registrable Securities then outstanding shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Schedule, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

[Remainder of Page Intentionally Left Blank]

ZIM

EXECUTED AND DELIVERED as a	)
DEED on behalf of	)
ZIM INTEGRATED SHIPPING	)	Ralph Sassun
SERVICE LTD.	)	Head of Treasury Division
a company incorporated in Israel	)
acting by	)
Authorised Signatory	)	/s/ Ralph Sassun
)
acting by	)
Authorised Signatory	)	/s/ Yaki Mendel
being persons who, in accordance with the	)
laws of Israel are acting under the authority of	)	Guy Eldar
the company	)	Chief Financial Officer

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a	)
DEED on behalf of	)
DARSAL SHIPPING INC	)
a company incorporated in the Republic of	)
Liberia	)
acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the	)	Benny Hod
laws of the Republic of Liberia is acting	)	Company’s Comptroller
under the authority of the company	)

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a	)
DEED on behalf of	)
FLROKA MARITIME COMPANY	)
LIMITED	)
a company incorporated in the Republic of	)
Malta	)
acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the	)	Benny Hod
laws of the Republic of Malta is acting under	)	Company’s Comptroller
the authority of the company	)

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a	)
DEED on behalf of	)
FLAMINGO NAVIGATION (S350))
COMPANY LTD	)
a company incorporated in the Republic of	)
Liberia	)
acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the	)	Benny Hod	Ralph Sassun
laws of the Republic of Liberia is acting	)	Company's Comptroller	Head of Treasury Division
under the authority of the company	)

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a	)
DEED on behalf of	)
FLAMINGO NAVIGATION (S351))
COMPANY LTD	)
a company incorporated in the Republic of	)
Liberia	)
acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the	)	Benny Hod	Ralph Sassun
laws of the Republic of Liberia is acting	)	Company's Comptroller	Head of Treasury Division
under the authority of the company	)

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a	)
DEED on behalf of	)
FLAMINGO NAVIGATION (S352))
COMPANY LTD	)
a company incorporated in the Republic of	)
Liberia	)
acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
	)	Benny Hod	Ralph Sassun
being a person who, in accordance with the	)	Company’s Comptroller	Head of Treasury Division
laws of the Republic of Liberia is acting	)
under the authority of the company	)

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a	)
DEED on behalf of	)
KATELAND NAVIGATION SA	)
a company incorporated in the Republic of	)
Liberia	)
acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the	)	Benny Hod
laws of the Republic of Liberia is acting	)	Company’s Comptroller
under the authority of the company	)

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a	)
DEED on behalf of	)
KONZA SHIPPING LTD	)	Benny Hod
a company incorporated in the Republic of	)	Company’s Comptroller
Liberia	)
acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the	)
laws of the Republic of Liberia is acting	)
under the authority of the company	)

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
KORON MARITIME INC.	)
a company incorporated in the Republic of Liberia acting by	)
	)	Benny Hod
Authorised Signatory	)	Company’s Comptroller
)
being a person who, in accordance with the laws of the Republic of Liberia	)	/s/ Benny Hod
is acting under the authority of the company	)

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+97248652813

Telephone:	+97248652111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
LYMPIC MARITIME LTD	)
a company incorporated in the Republic of Liberia acting by	)
	)	Benny Hod
Authorised Signatory	)	Company’s Comptroller
)
being a person who, in accordance with the laws of the Republic of Liberia	)	/s/ Benny Hod
is acting under the authority of the company	)

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+97248652813

Telephone:	+97248652111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
PELICAN MARITIME (S346) COMPANY LTD	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+97248652813

Telephone:	+97248652111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
PELICAN MARITIME (S347) COMPANY LTD	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+97248652813

Telephone:	+97248652111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
PELICAN MARITIME (S347) COMPANY LTD	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+97248652813

Telephone:	+97248652111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
PELICAN MARITIME (S348) COMPANY LTD	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+97248652813

Telephone:	+97248652111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
PELICAN MARITIME (S393) COMPANY LTD	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+97248652813

Telephone:	+97248652111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
PELICAN MARITIME (S394) COMPANY LTD	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+97248652813

Telephone:	+97248652111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
PELICAN MARITIME (S395) COMPANY LTD	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+97248652813

Telephone:	+97248652111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
PELICAN MARITIME (S345) COMPANY LTD	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+97248652813

Telephone:	+97248652111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
YELLOW SEA SHIPPING INC.	)
a company incorporated in Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod
Liberia is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
YMIR INTERNATIONAL LIMITED	)
a company incorporated in Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod
Liberia is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM ASIA MARITIME COMPANY S.A.R.L.	)
a company incorporated in the Duchy of the Luxembourg acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Duchy of	)	Benny Hod
Luxembourg is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM ASIA MARITIME LIMITED	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM ATLANTIC MARITIME COMPANY S.A.R.L.	)
a company incorporated in the Duchy of Luxembourg acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Duchy of	)	Benny Hod
Luxembourg is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM ATLANTIC MARITIME LIMITED	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM BARCELONA MARITIME COMPANY S.A.R.L.	)
a company incorporated in the Duchy of Luxembourg acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Duchy of	)	Benny Hod
Luxembourg is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM BARCELONA MARITIME LIMITED	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM CHINA MARITIME COMPANY S.A.R.L.	)
a company incorporated in the Duchy of Luxembourg acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Duchy of	)	Benny Hod
Luxembourg is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM CHINA MARITIME LIMITED	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

Global Restructuring Deed

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM EUROPA MARITIME S.A.R.L.	)
a company incorporated in the Duchy of Luxembourg acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Duchy of	)	Benny Hod
Luxembourg is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM EUROPA MARITIME LIMITED	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM HAIFA MARITIME COMPANY S.A.R.L	)
a company incorporated in the Duchy of Luxembourg acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Duchy of	)	Benny Hod
Luxembourg is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM HAIFA MARITIME LIMITED	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM IBERIA MARITIME COMPANY S.A.R.L.	)
a company incorporated in the Duchy of Luxembourg acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Duchy of	)	Benny Hod
Luxembourg is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM IBERIA MARITIME LIMITED	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM JAMAICA MARITIME COMPANY S.A.R.L.	)
a company incorporated in the Duchy of Luxembourg acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Duchy of	)	Benny Hod
Luxembourg is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM JAMAICA MARITIME LIMITED	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM PACIFIC MARITIME COMPANY S.A.R.L.	)
a company incorporated in the Duchy of Luxembourg acting by	)
Authorised Signatory	)	/s/ Benny Hod
)
being a person who, in accordance with the laws of the Duchy of	)	Benny Hod
Luxembourg is acting under the authority of the company	)	Company’s Comptroller

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasurer

OBLIGORS

EXECUTED AND DELIVERED as a DEED on behalf of	)
ZIM PACIFIC MARITIME LIMITED	)
a company incorporated in the Republic of Liberia acting by	)
Authorised Signatory	)	/s/ Benny Hod	/s/ Ralph Sassun
)
being a person who, in accordance with the laws of the Republic of	)	Benny Hod	Ralph Sassun
Liberia is acting under the authority of the company	)	Company’s Comptroller	Head of Treasury Division

Address for Notices

Address:	9 Andrei Sakharov Street
31061 Haifa
Israel

Fax:	+972 4 865 2813

Telephone:	+972 4 865 2111

Email:	eldar.guy@il.zim.com / sassun.ralph@il.zim.com

Attention:	Company CFO/Treasur

SECURED VESSEL LENDERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of		/s/ [ILLEGIBLE]	/s/ Steinar Pettersen
HSH NORDBANK AG	)		Steinar Pettersen
	)	HSH Nordbank AG
acting by	)	Gerhardt-Hauptmann-Platz 50
Authorised Signatory	)	20095 Hamburg

Address for Notices

Address:	HSH Nordbank AG
Gerhardt-Hauptmann-Platz 50
20095 Hamburg

Fax:	+4940333311929

Telephone:	+49403333611929

Email:	martin.dorau@hsh-nordbank.com

Attention:	Attn.: Martin Dorau

Global Restructuring Deed

SECURED VESSEL LENDERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
SILVER CHALK 4 LTD.	)
)
acting by	)	/s/ King Street Acquisition Company L.L.C.
Authorised Signatory	)

Address for Notices

Address:	Silver Chalk 4, Ltd.
c/o King Street Capital Management. LP.
65 East 55th Street. 30th Floor.
New York. NY 10022, USA

Fax:	+12012159407

Email:	zim@kingstreet.com

Attention:	Shipping Department

Global Restructuring Deed

SECURED VESSEL LENDERS

EXECUTED AND DELIVERED as a		)	/s/ Nicholas Little
DEED on behalf of
THE ROYAL BANK OF SCOTLAND		)
PLC
)
acting by	/s/ NICHOLAS LITTLE	)
	Authorised Attorney	)
)
In the presence of a witness

Witness signature	/s/ Catherine Lee

Witness name	CATHERINE LEE		Linklaters LLP
One Silk Street
Witness occupation	TRAINEE SOLICITOR		London
EC2Y 8HQ
Witness address

Address for Notices

Address:	280 Bishopsgate
London
EC2M 4RB

Fax:	+442076720324

Telephone:	+442076789077

Email:	nick.little@rbs.com

Attention:	Nick Little

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
ABN-AMRO BANK N.V. (as a Syndicate	)
Lender under the ‘Kexim’ facility)		/s/ M.L. Borms
	)	M.L. Borms
acting by	)
Authorised Signatory	)	/s/ P. Van der Toorn
P. Van der Toorn
ABN AMRO Bank N.V.

Address for Notices

Front Office

Address:	ECT Clients - Transportation
Foppingadreef 22, 1000 AE Amsterdam, the Netherlands

Telephone:	+3120-3831409
+3110-4015331

Email:	mick.borms@nl.abnamro.com
nienke.blans@nl.abnamro.com

Attention:	Mick Borms // Nienke Blans

Back-office/Loan Admin

Address:	Loans Admin Department (NPL/ ECT / GL0914)

Coolsingel 93, 3012 AE Rotterdam, The Netherlands

Fax.no.:	+31104016118
Email:	FBNloansadmin@nl.abnamro.com

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a		)
DEED on behalf of
BANK OF AMERICA, NATIONAL		)
ASSOCIATION (as a Syndicate Lender		)
under the ‘Kexim’ facility))
)
acting by an Authorised Signatory		)
under its authority:		)
)
By:	Helmut Martin	)	/s/ Helmut Martin
Title:	Vice President	)
)

Address for Notices

Address:	Bank of America NA.,
2 King Edward Street,
London ECIA 1HQ
United Kingdom

Fax:	+44(0)2079962997

Telephone:	+44(0)2079958030/+44(0)2079958084

Email:	corporate.actions@bankofamerica.com

Attention:	GCSS Corporate Actions Team

Global Restructuring Deed

VESSELCO PARTES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
BELFIUS BANK S.A./N.V. (as a Syndicate	)
Lender under the ‘Kexim’ facility)
)
acting by	)
Authorised Signatory	)	A.M. Neissechers
A.M. Neissechers Company lawyer		Company lawyer - and - T.Blanpain Head of Projet Finance Energy

Address for Notices

Credit Matters
Address:	Pachecolaan 44
PA 04/07
1000 Brussels

Fax:	+3222222311

Telephone:	+3222223847
+32 2 222 20 58s

Email:	koen.vinck@belfius.be
bart.ferrand@belfius.be

Attention:	Mr.Koen Vinck
Mr.Bart Ferrand

Legal Matters:

Address:	Pachecolaan 44
PA 04/07
1000 Brussels

Fax:	+3222851375

Telephone:	+3222227628

Email:	katrien.metten@belfius.be

Attention:	Mrs.Katrien Metten

Global Restructuring Deed

VESSELCO PARTIES
EXECUTED AND DELIVERED as a	)
DEED on behalf of
BNP PARIBAS S.A. (as Facility Agent of	)
the ‘Kexim’ facility)
	)	/s/ Fablenne DELORME	/s/ ISABELLE BLANDIN
acting by	)	Fablenne DELORME	ISABELLE BLANDIN
Authorised Signatory	)	Senior Agency Manager

Address for Notices

Credit Matters

Address:	5 George’s Dock
I.F.S.C.
Dublin 1
Ireland

Fax:	00353-1-6125104

Email:	Deirdre.geoghegan@bnpparibas.com
bnpp_csd_dublin@bnpparibas.com

Attention:	Deirdre Geoghegan

Operational Matters

Address:	5 George’s Dock
I.F.S.C.
Dublin 1
Ireland

Fax:	00353-1-6125022

E-mail:	Brenda.tyrrell@bnpparibas.com

Attention:	Brenda Tyrrell

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)	/s/ Delphine KAMBOU
DEED on behalf of		Delphine KAMBOU
BNP PARIBAS S.A. (as a Syndicate	)
Lender under the ‘Kexim’ facility)
)
acting by	)
Authorised Signatory	)	/s/ Patricia LORMEAU
Patricia LORMEAU

Address for Notices

Credit Matters

Address:	5 George’s Dock
I.E.S.C.
Dublin 1
Ireland

Fax:	00353-1-6125104

Email:	Deirdre.geoghcgan@bnpparibas.com
bnpp_csd_dublin@bnpparibas.com

Attention:	Deirdre Geoghegan

Operational Matters

Address:	5 George’s Dock
I.F.S.C.
Dublin I
Ireland

Fax:	00353-1-6125022

E-mail:	Brenda.tyrrell@bnpparibas.com

Attention:	Brenda Tyrrell

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
CREDIT INDUSTRIEL ET	)
COMMERCIAL (as a Syndicate Lender
under the ‘Kexim’ facility)
)
acting by	)	/s/ XAVIER CONTARD	/s/ Patrick de Chambure
Authorised Signatory	)	XAVIER CONTARD	Patrick de Chambure

Address for Notices

Address:	Credit Industriel et Commercial
Direction des Financements Spécialisés
Département Ingénierie el Montage
4 rue Gaillon
75107 PARIS CEDEX 02

Fax:	+33142667897

Telephone:	+33142667133
+33142667168
+33142668407

Email:	jean-philippe.guillon@cic.fr
erwan.goasdoue@cic.fr
xavier.contard@cic.fr

Attention:	Jean-Philippe Guillon
Erwan Goasdoue
Xavier Contard

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
NATIXIS (as a Syndicate Lender under the	)
‘Kexim’ facility)
	)	/s/ Michel Degermann	/s/ Bernard Issautier
acting by	)	Michel DEGERMANN	Bernard ISSAUTIER
Authorised Signatory	)	Head of Shipping Finance

Address for Notices

Address:	Shipping, Offshore& Land Transportation Finance
Deal Closing and Portfolio Monitoring
68-76 quai de la Rapée –75012 Paris (location)
BP 4 - 75060 Paris Cedex 02 (postal address)

Fax:	+33158193672

Telephone:	+33158556714

Email:	anne.desticourt@natixis.com

Attention:	Anne Desticourt

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
THE EXPORT IMPORT BANK OF	)
KOREA (as a Syndicate Lender under the
‘Kexim’ facility)
)
acting by	)	/s/ Yang Woon-Sung
Authorised Signatory	)	Yang Woon-Sung

Address for Notices

Address:	Maritime Project Finance Department
38 Eunhaeng-ro Yeongdeungpo-gu,
Seoul
Korea 150-996

Telephone:	+82-2-3779-6323
+82-2-3779-6322

Email:	jje1231@koreaexim.go.kr
wsyang@koreaexim.go.kr

Attention:	Jo, Jung-eun

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
ABN-AMRO BANK N.V. (as a Syndicate	)	/s/ M.L. Borms
Lender under the ‘K-Sure’ facility)		M.L. Borms
	)	/s/ P. van der Toom
acting by	)	P. van der Toom
Authorised Signatory	)	ABN AMRO Bank N.V.

Address for Notices

Front Office:

Address:	ECT Clients - Transportation
Foppingadreef 22, 1000 AE Amsterdam, the Netherlands

Telephone:	31 (0) 20-3831409 // +31 (0) 10-4015331

Email:	mick.borms@nl.abnamro.com
nienke.blans@nl.abnamro.com

Attention:	Mick Borms // Nienke Blans

Back-office/Loan Admin

Address:	Loans Admin Department (NPL/ ECT / GL0914)
Coolsingel 93, 3012 AE Rotterdam, The Netherlands

Fax. no.:	+ 31 10 401 6118

Email :	FBNloansadmin@nl.abnamro.com

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
BANK OF SCOTLAND PLC (as a	)	/s/ H. Tamsen
Syndicate Lender under the ‘K-Sure’		H. Tamsen
Facility
)
acting by	)
Authorised Attorney	)
)
In the presence of a witness	)
)
Witness signature	)	/s/ Matthew Hammond
	)	Matthew Hammond
Witness name	)	Director - Portfolio Execution
	)	Bank of Scotland plc
Witness occupation	)	Level 6, 33 Old Broad Street
	)	London EC2N 1HZ
Witness address	)

Address for Notices

Address:	Lloyds Bank
New Uberior House
11 Earl Grey Street
Edinburgh, EH3 9BN

Fax:	0131659 1300

Telephone:	0131659 1195

Entail:	john.lowe@lloydsbanking.com

Attention:	John Lowe

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
BELFIUS BANK S.A./N.V. (as a Syndicate	)
Lender under the ‘K-Sure’ facility)
)
acting by	)	/s/ H. Tamsen
Authorised Signatory	)	H. Tamsen

Address for Notices		/s/ Matthew Hammond
Matthew Hammond
Credit Matters		Director - Portfolio Execution
Bank of Scotland plc
Address:	Pachecolaan 44	Level 6, 33 Old Brod Street
	PA 04/07	London EC2N 1HZ
1000 Brussels

Fax:	+32 2 222 23 11

Telephone:	+32 2 222 38 47
+32 2 222 20 58

Email:	koen.vinck@belfius.be
bart.ferrand@belfius.be

Attention:	Mr. Koen Vinck
Mr. Bart Ferrand

Legal Matters:

Address:	Pachecolaan 44
PA 04 /07
1000 Brussels

Fax:	+32 2 285 13 75

Telephone:	+32 2 222 76 28

Email:	katrien.metten@belfius.be

Attention:	Mrs. Katrien Metten

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
BNP PARIBAS S.A. (as Facility Agent of	)
the ‘K-Sure’ facility)
	)	/s/ Fabienne Delorme	/s/ Isabelle Blandin
acting by	)
Authorised Signatory	)	Fabienne DELORME	Isabelle BLANDIN
Senior Agency Manager

Address for Notices

Credit Matters

Address:	5 George’s Dock
l.F.S.C.
Dublin 1
Ireland

Fax:	00353- 1-612 5104

Email:	Deirdre.geoghegan@bnpparibas.com
bnpp_esd dublin@bnpparibas.com

Attention:	Deirdre Geoghegan

Operational Matters

Address:	5 George’s Dock
I.F.S.C.
Dublin 1
Ireland

Fax:	00353-1-612 5022

E-mail:	Brenda.tyrrell@bnpparibas.com

Attention:	Brenda Tyrrell

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of		/s/ Delphine Kambou
BNP PARIBAS S.A. (as a Syndicate	)	Delphine Kambou
Lender under the ‘K-Sure’ facility)
)
acting by	)	/s/ Patricia Lormeau
Authorised Signatory	)	Patricia LORMEAU

Address for Notices

Credit Matters

Address:	5 George’s Dock
I.F.S.C
Dublin 1
Ireland

Fax:	00353-1-612 5104

Email:	Deirdre.geoghegan@bnpparibas.com
bnpp_csd_dublin@bnpparibas.com

Attention:	Deirdre Geoghegan

Operational Matters

Address:	5 George’s Dock
I.F.S.C.
Dublin 1
Ireland

Fax:	00353-1-612 5022

E-mail:	Brenda.tyrrell@bnpparibas.com

Attention:	Brenda Tyrrell

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
CREDIT INDUSTRIEL ET	)
COMMERCIAL (as a Lender under the
‘K-Sure’ facility)
)
acting by	)
Authorised Signatory	)	/s/ Xavier Contard	/s/ Patrick de Chambure
		XAVIER CONTARD	Patrick de Chambure
)
)
)

Address for Notices

Address:	Credit Industriel et Commercial
Direction des Financements Spécialisés
Département Ingénierie et Montage
4 rue Gaillon
75107 PARIS CEDEX 02

Fax:	+331 42 66 78 97

Telephone:	+331 42 66 71 33
+331 42 66 71 68
+331 42 66 84 07

Email:	jean-philippe.guillon@cic.fr
erwan.goasdoue@cie.fr
xavier.contard@cic.fr

Attention:	Jean-Philippe Guillon
Erwan Goasdoue
Xavier Contard

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
NATIXIS (as a Syndicate Lender under the	)	/s/ Michel Degermann	/s/ Bernard Issautier
‘K-Sure’ facility)		Michel DEGERMANN	Bernard ISSAUTIER
	)	Head of Shipping Finance
acting by	)
Authorised Signatory	)

Address for Notices

Address:	Shipping, Offshore & Land Transportation Finance
Deal Closing and Portfolio Monitoring
68-76 quai de la Rapée – 75012 Paris (location)
BP 4 - 75060 Paris Cedex 02 (postal address)

Fax:	+33 158 19 36 72

Telephone:	+33 158 55 67 14

Email:	anne.desticourt@natixis.com

Attention:	Anne Desticourt

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a		)
DEED on behalf of
BANK OF AMERICA MERRILL LYNCH		)
INTERNATIONAL LIMITED (as		)
Syndicate Lender under the Wilmington		)
345 Facility))
pursuant to a power of attorney dated 04)
March 2014)
acting by Philip Rae		)
Authorised Signatory		)
		)	/s/ Philip Rae
acting by Helmut Martin		)
Authorised Signatory		)	/s/ Helmut Martin
in the presence of a witness
Witness signature		)
)
Witness name	Darius Jalali	)
		)	/s/ Darius Jalali
Witness occupation	Banker	)
)
Witness address	2 King Edward Street	)
London EC1A 1HQ

.Address for Notices

Address:	Bank of America Merrill Lynch International Limited
2 King Edward Street
London EC1A 1HQ
United Kingdom

Fax:	+44 (0) 207 996 2997

Telephone:	+44 (0) 207 995 8030 / +44 (0) 207 995 8084

Email:	corporate.actions@bankofamerica.com

Attention:	GCSS Corporate Actions Team

Global Restructuring Deed

VESSELCO PARTIES

SIGNED AND DELIVERED AS A DEED
by the duly authorised Attorney of
BURLINGTON LOAN MANAGEMENT
LIMITED (as Syndicate Lender under the
Wilmington 345 Facility)		/s/ Christian Currian
by:		Duly Authorised Signatory

		Name:	CHRISTIAN CURRIAN

		Title:	Attomey-in-Fact

in the presence of:	/s/ PADDY RATH

Signature of Witness
Name:	PADDY RATH

Address:	17-19 SIR JOHN ROGERSON’S QUAY, DUBLIN 2, IRELAND

Occupation:	SOLICITOR

Address for Notices

Address:	Burlington Loan Management Limited
5 Harbourmaster Place, IFSC
Dublin 1, Ireland

Fax:	+44 020 7292 6790

Telephone:	+ 44 020 7292 6773

Email:	ckrishanthan@dkpartners.com

Attention:	Chris Krishanthan

with a copy to:

c/o Davidson Kempner European Partners LLP

10 Old Burlington Street, 4th Floor

London W1S 3AG

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
CITIGROUP FINANCIAL PRODUCTS	)
INC. (as Syndicate Lender under the
Wilmington 345 Facility)

acting by	)	/s/ Scott R. Evan
Authorised Signatory	)	Scott R. Evan
Authorized Signatory

Address for Notices

Address:	Citigroup Financial Projects Inc.
Canada Centre
E14 5LB

Telephone:	+44 207 986 7350
+44 207 986 7223
+44 207 986 7402

Email	paul.david.taylor@citi.com
daniel.hayes@citi.com
carol.allmond@citi.com
florian.struben@citi.com
adam.balkan@citi.com

Attention:	Paul Taylor
Daniel Hayes
Carol Allmond
Florian Struben
Adam Balkan

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
KING STREET ACQUISITION	)
COMPANY, LLC (as Syndicate Lender
under the Wilmington 345 Facility)
a company incorporated in Delaware, USA	)
acting by	)
King Street Capital Management,	)
L.P.

acting by	)
Authorised Signatory	)	/s/ King Street Acquisition company L.L.C.

Address for Notices

Address:	King Street Acquisition Company L.L.C.
65 East 55th Street
30th Floor
New York NY 10022
USA

Telephone:	+212 812 3140

Email:	Bankdebt@Kingstreet.com
RShaikh@kingstreet.com
AParadis@kingstreet.com
GM orrison@kingstreet.com
KRandall@kingstreet.com

Attention:	Bank Debt
Raihan Shaikh-Khaleel
Andrew Paradis
Graham Morrison
Kate Randall

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)	/s/ Paul Barton
DEED on behalf of		Paul Barton
WILMINGTON TRUST (LONDON))		Director
LIMITED (as Facility Agent under the
Wilmington 345 Facility)
acting by	)
Authorised Attorney	)
)
In the presence of a witness	)
)
Witness signature		/s/ Ekoue Kangni
)
Witness name	)	EKOUE KANGNI
	)	Relationship Manager
Witness occupation	)
	)	Third Floor
Witness address	)	1 King’s Arms Yard
London, EC2R 7AF
Fax: +44 (0)20 7397 3601

Address for Notices

Address:	Wilmington Trust (London) Limited
Third Floor
1 King’s Arms Yard
London EC2R 7AF

Fax:	+44(0) 207 7397 3648

Telephone:	+44(0) 207 7397 3601

Email:	ekangni@wilmingtontrust.com

Attention:	Ekoue Kangni

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
YORK GLOBAL FINANCE BDH, LLC
(as Syndicate Lender under the
Wilmington 345 Facility)
	)	/s/ Richard P. Swanson
acting by	)	Richard P. Swanson
Authorised Signatory	)	General Counsel

Address for Notices

Address:	York Global Finance BDH, LLC
767 5th Ave, 17th Floor
New York, NY 10153
USA

Telephone:	+212 710 6549

Email:	Bankdebt@Yorkcapital.com
jblank@yorkcapital .com
mmauro@yorkcapital.com

Attention:	Jeremy Blank
Lauren Searing
Margaret Mauro

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a		)
DEED on behalf of
BANK OF AMERICA MERRILL LYNCH		)
INTERNATIONAL LIMITED (as		)
Syndicate Lender under the Wilmington		)
349 Facility))
pursuant to a power of attorney dated 04)
March 2014)
acting by Philip Rae		)
Authorised Signatory		)
acting by Helmut Martin		)
Authorised Signatory		)
in the presence of a witness		)	/s/ Philip Rae
Witness signature		)
)
Witness name	Darius Jalali	)
)
Witness occupation	Banker	)	/s/ Darius Jalali
)
Witness address	2 King Edward Street	)
London EC1A 1HQ

Address for Notices

Address:	Bank of America Merrill Lynch International Limited
2 King Edward Street
London ECIA1HQ
United Kingdom

Fax:	+44 (0)207 996 2997

Telephone:	+44 (0) 207 995 8030 / +44 (0) 207 995 8084

Email:	corporate.actions@bankofamerica.com

Attention:	GCSS Corporate Actions Team

Global Restructuring Deed

VESSELCO PARTIES

SIGNED AND DELIVERED AS A DEED
by the duly authorised Attorney of
BURLINGTON LOAN MANAGEMENT
LIMITED (as Syndicate Lender under the
Wilmington 349 Facility)		/s/ Christian Currivan
by:		Duly Authorised Signatory

		Name:	Christian Currivan

		Title:	Attorney-in-Fact

in the presence of:	/s/ Paddy Rath

Signature of Witness

Name:	PADDY RATH

Address:	17-19 SIR JOHN ROGERSON’S QUAY, DUBLIN 2, IRELAND

Occupation:	SOLICITOR

Address for Notices

Address:	Burlington Loan Management Limited
5 Harbourmaster Place, IFSC
Dublin 1, Ireland

Fax:	+44 020 7292 6790

Telephone:	+44 020 7292 6773

Email:	ckrishanthan@dkpartners.com

Attention:	Chris Krishanthan

with a copy to:

c/o Davidson Kempner European Partners LLP

10 Old Burlington Street, 4th Floor

London W1S 3AG

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
CITIGROUP FINANCIAL PRODUCTS	)
INC. (as Syndicate Lender under the
Wilmington 349 Facility)

acting by	)	/s/ Scott R. Evan
Authorised Signatory	)	Scott R. Evan
Authorized Signatory

Address for Notices

Address:	Citigroup Financial Projects Inc.
Canada Centre
E14 5LB

Telephone:	+44 207 986 7350
+44 207 986 7223
+44 207 986 7402

Email:	paul.david.taylor@citi.com
daniel.hayes@citi.com
carol.allmondl@citi.com
florian.struben@citi.com
adam.balkan@citi.com

Attention:	Paul Taylor
Daniel Hayes
Carol Allmond
Florian Struben
Adam Balkan

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
KING STREET ACQUISITION	)
COMPANY, LLC (as Syndicate Lender
under the Wilmington 349 Facility)
a company incorporated in Delaware, USA	)
acting by	)
King Street Capital Management,	)
L.P.

acting by	)	/s/ King Street Acquisition Company L.L.C.
Authorised Signatory	)

Address for Notices

Address:	King Street Acquisition Company L.L.C.
65 East 55th Street
30th Floor
New York NY 10022
USA

Telephone:	+212 812 3140

Email:	Bankdebt@Kingstreet.com
RShaikh@kingstreet.com
AParadis@kingstreet.com
GMorrison@kingstreet.com
KRandall@kingstreet.com

Attention:	Bank Debt
Raihan Shaikh-Khaleel
Andrew Paradis
Graham Morrison
Kate Randall

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
WILMINGTON TRUST (LONDON))		/s/ Paul Barton	Paul Barton
LIMITED (as Facility Agent under the			Director
Wilmington 349 Facility)
acting by	)
Authorised Attorney	)
)
In the presence of a witness	)
)
Witness signature	)		/s/ Ekoue Kangni
)
Witness name	)		Ekoue KANGNI
	)		Relationship Manager
Witness occupation	)
	)		Third Floor
Witness address	)		1 King’s Arms Yard
London, EC2R 7AF
Fax: +44 (0)20 7397 3601

Address for Notices

Address:	Wilmington Trust (London) Limited
Third Floor
1 King’s Arms Yard
London
EC2R 7AF

Fax:	+44(0) 207 7397 3648

Telephone:	+44(0) 207 7397 3601

Emai1:	ekangni@wilmingtontrust.com

Attention:	Ekoue Kangni

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
YORK GLOBAL FINANCE BDH, LLC		/s/ Richard P. Swanson
(as Syndicate Lender under the
Wilmington 349 Facility)
	)	Richard P. Swanson
acting by	)	General Counsel
Authorised Signatory	)

Address for Notices

Address:	York Global Finance BDH, LLC
767 5th Ave, 17th Floor
New York, NY 10153
USA

Telephone:	+212 710 6549

Email:	Bankdebt@Yorkcapital.com
jblank@yorkcapital.com
mmauro@yorkcapital.com

Attention:	Jeremy Blank
Lauren Searing
Margaret Mauro

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a		)
DEED on behalf of
BANK OF AMERICA MERRILL LYNCH		)
INTERNATIONAL LIMITED (as		)
Syndicate Lender under the Wilmington		)
352 Facility))
pursuant to a power of attorney dated 04)
March 2014)
acting by Philip Rae		)
Authorised Signatory		)
		)	/s/ Philip Rae
action by Helmut Martin		)
Authorised Signatory
in the presence of a witness		)
Witness signature		)
)
Witness name	Darius Jalali	)
)
Witness occupation	Banker	)	/s/ Darius Jalali
)
Witness address	2 King Edward Street	)
London EC1A 1HQ

Address for Notices

Address:	Bank of America Merrill Lynch International Limited
2 King Edward Street
London EC1A 1HQ
United Kingdom

Fax:	+44 (0) 207 996 2997

Telephone:	+44 (0) 207 995 8030 / +44 (0) 207 995 8084

Email:	corporate.actions@bankofamerica.com

Attention:	GCSS Corporate Actions Team

Global Restructuring Deed

VESSELCO PARTIES

SIGNED AND DELIVERED AS A DEED
by the duly authorised Attorney of
BURLINGTON LOAN MANAGEMENT
LIMITED (as Syndicate Lender under the	/s/ Christian Currivan
Wilmington 352 Facility)

by:	Duly Authorised Signatory

Name: Christian Currivan

Title: Attorney-in-Fact

in the presence of:	/s/ Paddy Rath

Signature of Witness

Name:	PADDY RATH

Address:	17-19 SIR JOHN ROGERSON'S QUAY, DUBLIN 2, IRELAND

Occupation:	SOLICITOR

Address for Notices

Address:	Burlington Loan Management Limited
5 Harbourmaster Place, IFSC
Dublin 1, Ireland

Fax:	+44 020 7292 6790

Telephone:	+44 020 7292 6773

Email:	ckrishanthan@dkpartners.com

Attention:	Chris Krishanthan

with a copy to:

c/o Davidson Kempner European Partners LLP

10 Old Burlington Street, 4th Floor

London W1S 3AG

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
CITIGROUP FINANCIAL PRODUCTS	)
INC. (as Syndicate Lender under the
Wilmington 352 Facility)

acting by	)	/s/ Scott R. Evan
Authorised Signatory	)	Scott R. Evan
Authorized Signatory

Address for Notices

Address:	Citigroup Financial Projects Inc.
Canada Centre
E14 5LB

Telephone:	+44 207 986 7350
+44 207 986 7223
+44 207 986 7402

Email:	paul.david.taylor@citi.com
daniel.hayes@citi.com
carol.allmond@citi.com
florian.struben@citi.com
adam.balkan@citi.com

Attention:	Paul Taylor
Daniel Hayes
Carol Allmond
Florian Struben
Adam Balkan

Global Restructuring Deed

VESSELCO PARTIED

EXECUTED AND DELIVERED as a	)
DEED on behalf of
KING STREET ACQUISITION	)
COMPANY, LLC (as Syndicate Lender
under the Wilmington 352 Facility)
a company incorporated in Delaware, USA	)
acting by	)
King Street Capital Management,	)
L.P.

acting by	)	/s/ King Street Acquisition Company L.L.C.
Authorised Signatory	)

Address for Notices

Address:	King Street Acquisition Company L.L.C.
65 East 55th Street
30th Floor
New York NY 10022
USA

Telephone:	+212 812 3140

Email:	Bankdebt@Kingstreet.com
RShaikh@kingstreet.com
AParadis@kingstreet.com
GMorrison@kingstreet.com
KRandall@kingstreet.com

Attention:	Bank Debt
Raihan Shaikh-Khaleel
Andrew Paradis
Graham Morrison
Kate Randall

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
WILMINGTON TRUST (LONDON))		/s/ Paul Barton	Paul Barton
LIMITED (as Facility Agent under the			Director
Wilmington 352 Facility)
acting by	)
Authorised Attorney	)
)
In the presence of a witness	)
)
Witness signature	)		/s/Ekoue Kangni
)
Witness name	)		Ekoue Kangni
	)		Relationship Manager
Witness occupation	)
	)		Third Floor
Witness address	)		1 King’s Arms Yard
London, EC2R 7AF
Fax: +44 (0)20 7397 3601

Address for Notices

Address:	Wilmington Trust (London) Limited
Third Floor
1 King’s Arms Yard
London
EC2R 7AF

Fax:	+44(0) 207 7397 3648

Telephone:	+44(0) 207 7397 3601

Emai1:	ekangni@wilmingtontrust.com

Attention:	Ekoue Kangni

Global Restructuring Deed

VESSELCO PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
YORK GLOBAL FINANCE BDH, LLC		/s/ Richard Swanson
(as Syndicate Lender under the Wilmington 352 Facility)
	)	Richard P. Swanson
acting by	)	Ganeral Counsel
Authorised Signatory	)

Address for Notices

Address:	York Global Finance BDH, LLC
767 5th Ave, 17th Floor
New York, NY 10153
USA

Telephone:	+212 710 6549

Email:	Bankdebt@Yorkcapital.com
jblank@yorkcapital.com
mmauro@yorkcapital.com

Attention:	Jeremy Blank
Lauren Searing
Margaret Mauro

Global Restructuring Deed

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
CONTI 151. CONTAINER	)
SCHIFFAHRTS GMBH & CO. KG MS
“CONTI EMDEN”
a company incorporated in Germany	)
acting by Josef Sedlmeyr	)
Authorised Signatory	)	/s/ Josef Sedlmeyr

acting by Johannes Schwemmer	)	/s/ Johannes Schwemmer
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Germany is/are acting under	)
the authority of the company
in the presence of	)
Name of Witness	)	Michael Huber

Address of Witness	)	Paul Wassermann-Str. 5
81829 München
Germany

Occupation of Witness	)	/s/ Michael Huber

Address for Notices

Address:	CONTI 151. Container Schiffahrts-GmbH & Co. KG
MS “CONTI EMDEN”
Paul Wassermann-Str. 5
81829 München
Germany

Fax:	+49 89 45 65 50 55

Telephone:	+ 49 89 45 65 500

Email:	schiff@conti-online.de

Attention:	Mr Josef Sedlmeyer

Mr Johannes Schwemmer

Global Restructuring Deed

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
CONTI 159. CONTAINER	)
SCHIFFFAHRTS GMBH & CO. KG MS
“CONTI SAN FRANCISCO”
a company incorporated in Germany	)
acting by Josef Sedlmeyr	)
Authorised Signatory	)	/s/ Josef Sedlmeyr

acting by Johannes Schwemmer	)	/s/ Johannes Schwemmer
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Germany is/are acting under	)
the authority of the company
in the presence of	)
Name of Witness	)	Michael Huber

Address of Witness	)	Paul Wassermann-Str. 5
81829 München
Germany

Occupation of Witness	)	/s/ Michael Huber

Address for Notices

Address:	CONTI 159. Container Schifffahrts-GmbH
& Co. KG MS “CONTI SAN FRANCISCO”
Paul Wassermann-Str. 5
81829 München
Germany

Fax:	+49 89 45 65 50 55

Telephone:	+ 49 89 45 65 500

Email:	schiff@conti-online.de

Attention:	Mr Josef Sedlmeyer

Mr Johannes Schwemmer

Global Restructuring Deed

SHIPOWNERS

EXECUTEDAND DELIVERED as a	)
DEED on behalf of
CONTI 160. CONTAINER	)
SCHIFFFAHRTS GMBH & CO. KG MS
“CONTI ONTARIO”
a company incorporated in Germany	)
acting by Josef Sedlmeyr	)
Authorised Signatory	)	/s/ Josef Sedlmeyr

acting by Johannes Schwemmer	)
Authorised Signatory	)	/s/ Johannes Schwemmer
being a person/persons who, in accordance
with the laws of Germany is/are acting under	)
the authority of the company
in the presence of	)
Name of Witness	)	Michael Huber

Address of Witness	)	Paul Wassermann-Str. 5
81829 München
Germany

Occupation of Witness	)	/s/ Michael Huber

Address for Notices

Address:	CONTI 160. Container Schifffahrts-GmbH
& Co. KG MS “CONTI ONTARIO”
Paul Wassermann-Str. 5
81829 München
Germany

Fax:	+49 89 45 65 50 55

Telephone:	+ 49 89 45 65 500

Email:	schiff@conti-online.de

Attention:	Mr Josef Sedlmeyer

Mr Johannes Schwemmer

Global Restructuring Deed

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
ANGISTRI CORPORATION	)
a company incorporated in Liberia	)
acting by	)
ANASTASSIOS GABRIELIDET
Attorney in Fact	)	/s/ Anastassios Gabrielidet

)
)
being a person who, in accordance with the
laws of Liberia is acting under the authority	)
of the company

Address for Notices

Address:	c/o Costamare Shipping Company S.A.,
60 Zephyrou Street, 17564, Athens, Greece

Fax:	+30 210 9409051

Telephone:	+30 210 9490000

Email:	generalcounsel@costamare.com

Attention:	Mr Anastassios Gabrielides

Global Restructuring Deed

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
FASTSAILING MARITIME CO.	)
a company incorporated in Liberia	)
acting by	)
ANASTASSIOS GABRIELIDET
Attorney in Fact	)	/s/ Anastassios Gabrielidet

)
)
being a person who, in accordance with the
laws of Liberia is acting under the authority	)
of the company

Address for Notices

Address:	c/o Costamare Shipping Company S.A.,
60 Zephyrou Street, 17564, Athens, Greece

Fax:	+30 210 9409051

Telephone:	+30 210 9490000

Email:	generalcounsel@costamare.com

Attention:	Mr Anastassios Gabrielides

Global Restructuring Deed

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
ALEXIA TRANSPORT CORP.	)
a company incorporated in Liberia	)
acting by	)
ANASTASSIOS GABRIELIDET
Attorney in Fact	)	/s/ Anastassios Gabrielidet

)
)
being a person who, in accordance with the
laws of Liberia is acting under the authority	)
of the company

Address for Notices

Address:	c/o Costamare Shipping Company S.A.,
60 Zephyrou Street, 17564, Athens, Greece

Fax:	+30 210 9409051

Telephone:	+30 210 9490000

Email:	generalcounsel@costamare.com

Attention:	Mr Anastassios Gabrielides

Global Restructuring Deed

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
BALTICSEA MARINE INC.	)
a company incorporated in Liberia	)
acting by	)
Attorney in Fact	)	/s/ Alison Lescure
being a person who, in accordance with the		Alison Lescure
laws of Liberia is acting under the authority	)	Attorney-in-fact
of the company
in the presence of	)
Name of Witness	)	/s/ Michael Holt

Address of Witness	)	Michael Holt
Trainee Solicitor
Ince & Co LLP
Occupation of Witness	)	London E1W 1AY

Address for Notices

Address:	14 Akti Kondyli Street
Piraeus 18545
Greece

Fax:	+30 210 422 0855

Telephone:	+30 210 419 6400

Email:	cfo@danaos.com / legal@danaos.com

Attention:	Mr Evangelos Chatzis

Mr Michael g. Alexiou

Global Restructuring Deed

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
BAYVIEW SHIPPING INC.	)
a company incorporated in Liberia	)
acting by	)	/s/ Alison Lescure
Attorney in Fact	)
being a person who, in accordance with the		Alison Lescure
laws of Liberia is acting under the authority	)	Attorney-in-fact
of the company
in the presence of	)
Name of Witness	)	/s/ Michael Holt

Address of Witness	)	Michael Holt
Trainee Solicitor
Ince & Co LLP
Occupation of Witness	)	London E1W 1AY

Address for Notices

Address:	14 Akti Kondyli Street
Piraeus 18545
Greece

Fax:	+30 210 422 0855

Telephone:	+30 210 419 6400

Email:	cfo@danaos.com / legal@danaos.com

Attention:	Mr Evangelos Chatzis

Mr Michael G. Alexiou

Global Restructuring Deed

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
BLACKSEA MARINE INC.	)
a company incorporated in Liberia	)
acting by	)
Attorney in Fact	)	/s/ Alison Lescure
being a person who, in accordance with the
laws of Liberia is acting under the authority	)	Alison Lescure
of the company		Attorney-in-fact
in the presence of	)
Name of Witness	)	/s/ Michael Holt

Address of Witness	)	Michael Holt
Trainee Solicitor
Ince & Co LLP
Occupation of Witness	)	London E1W1AY

Address for Notices

Address:	14 Akti Kondyli Street
Piraeus 18545
Greece

Fax:	+30 210 422 0855

Telephone:	+302104 19 6400

Email:	cfo@danaos.com / legal@danaos.com

Attention:	Mr Evangelos Chatzis

Mr Michael G. Alexiou

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
CHANNELVIEW MARINE INC.	)
a company incorporated in Liberia	)
acting by	)
Attorney in Fact	)	/s/ Alison Lescure
being a person who, in accordance with the
laws of Liberia is acting under the authority	)	Alison Lescure
of the company		Attorney-in-fact
in the presence of	)
Name of Witness	)	/s/ Michael Holt

Address of Witness	)	Michael Holt
Trainee Solicitor
Ince & Co LLP
Occupation of Witness	)	London E1W 1AY

Address for Notices

Address:	14 Akti Kondyli Street
Piraeus 18545
Greece

Fax:	+30 210 422 0855

Telephone:	+30 210 419 6400

Email:	cfo@danaos.com / legal@danaos.com

Attention:	Mr Evangelos Chatzis

Mr Michael G. Alexiou

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
CONTINENT MARINE INC.	)
a company incorporated in Liberia	)
acting by	)
Attorney in Fact	)	/s/ Alison Lescure
being a person who, in accordance with the
laws of Liberia is acting under the authority	)	Alison Lescure
of the company		Attorney-in-fact
in the Presence of
Name of Witness	)	/s/ Michael Holt

Address of Witness	)	Michael Holt
Trainee Solicitor
Ince & Co LLP
Occupation of Witness	)	London E1W 1AY

Address for Notices

Address:	14 Akti Kondyli Street
Piraeus 18545
Greece

Fax:	+30 210 422 0855

Telephone:	+30210419 6400

Email:	cfo@danaos.com / legal@danaos.com

Attention:	Mr Evangelos Chatzis

Mr Michael G. Alexiou

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
MEDSEA MARINE INC.	)
a company incorporated in Liberia	)
acting by	)
Attorney in Fact	)	/s/ Alison Lescure
being a person who, in accordance with the
laws of Liberia is acting under the authority	)	Alison Lescure
of the company		Attorney-in-fact
in the presence of	)
Name of Witness	)	/s/ Michael Holt

Address of Witness	)	Michael Holt
Trainee Solicitor
Ince & Co LLP
Occupation of Witness	)	London E1W 1AY

Address for Notices

Address:	14 Akti Kondyli Street
Piraeus 18545
Greece

Fax:	+30 210 422 0855

Telephone:	+30 210 419 6400

Email:	cfo@danaos.com / legal@danaos.com

Attention:	Mr Evangelos Chatzis

Mr Michael G. Alexiou

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
TWENTYSECOND DRAGON SHIPPING	)
INC.
a company incorporated in Liberia	)
acting by	)
Authorised Signatory	)	/s/ Erik-Kruse
Erik-Kruse
President
acting by	)
Authorised Signatory	)	/s/ Peter Rosenkranz
being a person/persons who, in accordance		Peter Rosenkranz
with the laws of Liberia is/are acting under	)	Treasurer
the authority of the company

in the presence of	)	/s/ Heike Lange
Name of Witness	)
Heike Lange

Address of Witness
Hohe Bleichen 12, 20354 Hamburg

Occupation of Witness	)
Assistance Finance & Controlling

Address for Notices

Address:	Twentysecond Dragon Shipping Inc.
c/o E.R. Schiffahrt GmbH & Cie. KG
Hohe Bleichen 12
20354 Hamburg
Germany

Fax:	+49 40 3008 1128

Telephone:	+49 40 3008 1513

Email:	ERS_Controlling@er-ship.com
Erik.Kruse@er-ship.com

Attention:	Mr. Erik Kruse

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
TWENTYTHIRD DRAGON SHIPPING	)
INC.
a company incorporated in Liberia	)
acting by	)
Authorised Signatory	)	/s/ Erik.Kruse
Erik.Kruse
acting by	)	President
Authorised Signatory	)	/s/ Peter Rosenkranz
being a person/persons who, in accordance		Peter Rosenkranz
with the laws of Liberia is/are acting under	)	Treasurer
the authority of the company
in the presence of	)
Name of Witness	)	/s/ Heike Lange
Heike Lange

Address of Witness	)
Hohe Bleichen 12, 20354 Hamburg

Occupation of Witness	)
Assistance Finance & Controlling

Address for Notices

Address:	Twentythird Dragon Shipping Inc.
c/o E.R. Schiffahrt GmbH & Cie. KG
Hohe Bleichen 12
20354 Hamburg
Germany

Fax:	+49 40 3008 1128

Telephone:	+49 40 3008 1513

Email:	ERS_Controlling@er-ship.com
Erik.Kruse@er-ship.com

Attention:	Mr. Erik Kruse

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
SCHIFFFAHRTSGESSELLSCHAFT	)
“MERKUR ARCHIPELAGO” MBH &
CO. KG
a company incorporated in Germany	)
acting by MICHAEL VINNEN	)
Authorised Signatory	)	/s/ Michael Vinnen
being a person who, in accordance with the
laws of Germany is acting under the authority	)
of the company
in the presence of	)
Name of Witness	)
Daniel Harms
Address of Witness	)	/s/ Daniel Harms
Altenwall 21
28195 Bermen
Occupation of Witness	)
Finance

Address for Notices

Address:	Altenwall 21
28195 Bremen Germany

Fax:	+49 421 33500 40

Telephone:	+49 421 33500 0

Email:	management@vinnen.com

Attention:	Mr Michael Vinnen

SHIPOWNERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
SCHIFFFAHRTSGESSELLSCHAFT	)
“MERKUR HORIZON” MBH & CO. KG
a company incorporated in Germany	)
acting by MICHAEL VINNEN	)
Authorised Signatory	)	/s/ Michael Vinnen
being a person who, in accordance with the
laws of Germany is acting under the authority	)
of the company
in the presence of	)
Name of Witness	)
Daniel Harms
Address of Witness	)	/s/ Daniel Harms
Altenwall 21
28195 Bremen
Occupation of Witness	)
Finance

Address for Notices

Address:	Altenwall 21
28195 Bremen Germany

Fax:	+49 421 33500 40

Telephone:	+49 421 33500 0

Email:	management@vinnen.com

Attention:	Mr Michael Vinnen

EXECUTED AND DELIVERED as a	)
DEED on behalf of
FORTUNE LINE INC.	)
a company incorporated in the Republic of	)
Liberia
acting by Asushi Funada	)	/s/ Asushi Funada
Authorised Signatory	)

Address for Notices

Address: 80 Broad Street, Monrovia, the Republic of Liberia

(c/o Funada Kaiun Co., Ltd. 13-7 Nigata Sanbashi-dori Kure Hiroshima, 737-0154 Japan)

Fax: +81 3 5733 6208

Telephone: +81 3 5733 6207

Email: takahiko.funada@funadakaiun.com

Attention: Mr. Takahiko Funada

SHIPOWNERS

	EXECUTED AND DELIVERED as a DEED on behalf of	)
	ALLOCEAN CONTAINERS LIMITED	)
	a company incorporated in the Republic of Liberia	)	/s/ Dirk Röbler
acting by	Dirk Röbler	)
	Authorised Signatory	)

acting by	Roberto Echevarria	)	/s/ Roberto Echevarria
Authorised Signatory
being a person/persons who, in accordance
with the laws of the Republic of Liberia
	is/are acting under the authority of the	)
company
	in the presence of	)
	Name of Witness	)	/s/ Alexa Vanth
Alexa Vanth
	Address of Witness	)
Van der Smissen-Str. 9
22767 Hamburg
	Occupation of Witness	)
Legal Department

Address for Notices

Address:	NSC Shipping GmbH & Cie. KG
Dockland
Van-der-Smissen-Str. 9
22767 Hamburg

Tel.:	040-80 80 53 670

Fax:	040-80 80 53 804

Email:	Charterops@nsc-shipping.com

Attention:	Mr Boris Tollning

Global Restructuring Deed

SHIPOWNERS

	EXECUTED AND DELIVERED as a DEED on behalf of	)
	ALLOCEAN CONTAINERS NO. 2 LIMITED	)	/s/ Dirk Röbler
	a company incorporated in the Republic of Liberia	)
acting by	Dirk Röbler	)
	Authorised Signatory	)

acting by	Roberto Echevarria	)	/s/ Roberto Echevarria
Authorised Signatory
	being a person/persons who, in accordance	)
with the laws of the Republic of Liberia
is/are acting under the authority of the
company
	in the presence of	)
	Name of Witness	)	/s/ Alexa Vanth
Alexa Vanth
	Address of Witness	)
Van der Smissen-Str. 9
22767 Hamburg
	Occupation of Witness	)
Legal Department

Address for Notices

Address:	NSC Shipping GmbH & Cie. KG
Dockland
Van-der-Smissen-Str. 9
22767 Hamburg

Tel.:	040-80 80 53 670

Fax:	040-80 80 53 804

Email:	Charterops@nsc-shipping.com

Attention:	Mr Boris Tollning

Global Restructuring Deed

SHIPOWNERS

	EXECUTED AND DELIVERED as a DEED on behalf of	)
	MAROWN NAVIGATION LIMITED	)	/s/ Paul Dolan
	a company incorporated in the Isle of Man	)
acting by	Paul Dolan	)
	Director	)
)
)
being a person who, in accordance with the
	laws of the Isle of Man is acting under the	)
authority of the company

In the presence of a witness

	Witness name	)	Conor McCaughan
)
)
)
)
)
	Witness Signature	)	/s/ Conor McCaughan
)
)
)
	Witness occupation	)	Accountant
		)	C/o 2nd Floor Railway Chambers
	Witness Address	)	Bank Circus
		)	Douglas
IM1 5AB

Address for Notices

Address:	Railway Chambers, Bank Circus, Douglas, Isle of Man. IM1 5AB

Fax:	+44(0) 1624 631689

Telephone:	+44 (0) 1624 631680

Email:	ops@polaris.co.im

Attention:	Roger Christian

Global Restructuring Deed

SHIPOWNERS

	EXECUTED AND DELIVERED as a DEED on behalf of	)
	TYNWALD NAVIGATION LIMITED	)	/s/ Paul Lee Dolan
a company incorporated in the Isle of Man
)
acting by	Paul Lee Dolan	)
	Director	)
being a person who, in accordance with the
	laws of the Isle of Man is acting under the	)
authority of the company

In the presence of a witness

		)	/s/ Conor McCaughan
	Witness name	)	Conor McCaughan
)
)
)
)
	Witness signature	)
		)	/s/ Conor McCaughan
)
)
)
	Witness occupation		Accountant
	Witness address		C/o 2nd Floor Railway Chambers
		)	Bank Circus
		)	Isle of Man
		)	IM1 5AB
)

Address for Notices

Address:	Railway Chambers, Bank Circus, Douglas, Isle of Man. IM1 5AB

Fax:	+44(0) 1624 631689

Telephone:	+44 (0) 1624 631680

Email:	ops@polaris.co.im

Attention:	Roger Christian

Global Restructuring Deed

SHIPOWNERS

EXECUTED AND DELIVERED as a		)
DEED on behalf of
TDS CONTAINERSHIPS IV A,S.		)
a company incorporated in Norway		)
acting by	Theodoros Baltatzis	)	/s/ Theodoros Baltatzis
	Authorised Signatory	)

acting by	Dimitrios Tsiaklagkanos	)
	Authorised Signatory	)	/s/ Dimitrios Tsiaklagkanos
being a person/persons who, in accordance
with the laws of Norway is/are acting under		)
the authority of the company

Address for Notices

Address:	c/o Conchart Commerical Inc. 3-5 Menandrou Street Kifisia Athens 14561 Greece.

Fax:

Telephone:	+30-6233670

Email:	legalconfidential&technomar.gr

Attention:	Marie Danezi

EXECUTED AND DELIVERED as a DEED	)
For and on behalf of
BERRYFORD SHIPPING (UK) LIMITED	)
a company incorporated in England and Wales	)
acting by:	)

NEIL WEEKS		/s/ Neil Weeks
Director

CHAIM KLEIN
Director & Secretary		/s/ Chaim Klein

Being persons who, in accordance with the laws
of England and Wales are authorised to bind the	)
company by Deed

Address for Notices

Address:	c/o Zodiac Maritime Agencies Limited,
(re Berryford Shipping (UK) Ltd)
6th Floor, 1 Hanover Street
London, W1S 1YZ
United Kingdom

Fax: +44 (0)20 7333 2233

Telephone: +44 (0)207 333 2214

Email: general@zodiac-maritime.com; luca.dessy@zodiac-maritime.com

Attention: Luca Dessy

EXECUTED AND DELIVERED as a DEED	)
For and on behalf of
BI-LEVEL SHIPPING (UK) LIMITED	)
a company incorporated in England and Wales	)
acting by	)
)
NEIL WEEKS		/s/ Neil Weeks
Director

CHAIM KLEIN
Director & Secretary		/s/ Chaim Klein

Being persons who, in accordance with the laws
of England and Wales are authorised to bind the	)
company by Deed

Address for Notices

Address:	c/o Zodiac Maritime Agencies Limited,
(re Bi-Level Shipping (UK) Ltd)
6th Floor, 1 Hanover Street
London, W1S 1YZ
United Kingdom

Fax: +44 (0)20 7333 2233

Telephone: +44 (0)20 7333 2214

Email: general@zodiac-maritime.com; luca.dessy@zodiac-maritime.com

Attention: Luca Dessy

EXECUTED AND DELIVERED as a DEED	)
For and on behalf of
CARRION MARITIME (UK) LIMITED	)
a company incorporated in England and Wales	)
acting by	)
)

NEIL WEEKS		/s/ Neil Weeks
Director

CHAIM KLEIN		/s/ Chaim Klein
Director & Secretary

Being persons who, in accordance with the laws
of England and Wales are authorised to bind the	)
company by Deed

Address for Notices

Address:	c/o Zodiac Maritime Agencies Limited,
(re Carrion Maritime (UK) Ltd)
6th Floor, 1 Hanover Street
United Kingdom

Fax: +44 (0)20 7333 2233

Telephone: +44 (0)20 7333 2214

Email: general@zodiac-maritime.com; luca.dessy@zodiac-maritime.com

Attention: Luca Dessy

EXECUTED AND DELIVERED as a DEED	)
on behalf of
JIXI MARITIME LIMITED	)
a company incorporated in	)
the British Virgin Islands
acting by	)

DAVID LAWRENSON
Director	)	/s/ David Lawrenson
)
being a person who, in accordance with the laws
of the British Virgin Islands is authorised to bind	)
the company by Deed

Address for Notices

Address:	c/o S.A.M. d’Administration Maritime et Aerienne,
(re Jixi Maritime Limited)
Villa Saint Jean, 3 Ruelle Saint Jean,
MC 98000
Monaco.

Fax: +377 9999 5109

Telephone: +377 9999 5100

Email: general@samama-monaco.com; lorraine@sdniama-inunacu.com

Attention: Lorraine Davidson

BOND TRUSTEES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
HERMETIC TRUST (1975) LTD., (as	)
bond trustee under Zim’s Series C bonds)		/s/ Hermetic Trust (1975) Ltd.
a company incorporated in Israel	)	HERMETIC TRUST (1975) LTD.
acting by	)
Authorised Signatory	)

acting by	)
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Israel is/are acting under the	)
authority of the company

Address for Notices

Address: 113 Hayarkon St. Tel Aviv

Fax: 972-3-5271736

Telephone: 972-3-5274867

Email: Merav@hermetic.co.il

Attention: Ms. Merav Offer Oren

Global Restructuring Deed

BOND TRUSTEES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
UNION BANK TRUST COMPANY LTD.,	)
(as bond trustee under Zim’s Series A
bonds)
a company incorporated in Israel	)
acting by Amos Farjun	)	/s/ Amos Farjun
Authorised Signatory	)

acting by Adi Zidkiahu-Duchan		/s/ Adi Zidkiahu-Duchan
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Israel is/are acting under the	)
authority of the company

Address for Notices

Address:	28 Ahad-Ha'am st. Tel-Aviv, Israel

Fax:	972-3-5191208

Telephone:	972-3-5191230

Email:	amos-F@ubi.co.il

Attention:	CEO

Global Restructuring Deed

BOND TRUSTEES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
UNION BANK TRUST COMPANY LTD.,	)
(as bond trustee under Zim’s Series B
bonds)
a company incorporated in Israel	)
acting by Amos Farjun	)	/s/ Amos Farjun
Authorised Signatory	)

acting by Adi Zidkiahu-Duchan	)	/s/ Adi Zidkiahu-Duchan
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Israel is/are acting under the	)
authority of the company

Address for Notices

Address:	28 Ahad-Ha'am st. Tel-Aviv, Israel

Fax:	972-3-5191208

Telephone:	972-3-5191230

Email:	amos-F@ubi.co.il

Attention	CEO

Global Restructuring Deed

LENDERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
BANCA NAZIONALE DEL LAVORO	)
SPA (BNL) GENOVA
a company incorporated in Italy	)
acting by	)	/s/ V. DELLA MONICA
Authorised Signatory	)	V. DELLA MONICA
acting by	)
Authorised Signatory	)	/s/ CERTIVECCHI ENRICO
being a person/persons who, in accordance		CERTIVECCHI ENRICO
with the laws of Italy is/are acting under the	)
authority of the company

Address for Notices

Address:	LARGO EROS LANFRANCO 2 - 16121 GENOVA

Fax:	0039 010 543353

Telephone:	0039 010 5992418

Email:	vincenzo.dellamonica@bolmail.com

Attention:	VINCENZO DELLA MONICA

Global Restructuring Deed

LENDERS

EXECUTED AND DELIVERED as a	)
DEED on behalf of
BNP PARIBAS S.A. (DUBLIN BRANCH))		/s/ Gilles de Decker
a company incorporated in France		Gilles de Decker
acting by	)	Authorised Signatory
Authorised Signatory	)
acting by	)
Authorised Signatory	)
being a person/persons who, in accordance		/s/ Deirdre Geoghegan
with the laws of France is/are acting under the	)	Deirdre Geoghegan
authority of the company		Authorised Signatory

Address for Notices

Address:	5 GEORGE'S DOCK, IFSC DUBLIN 1, IRELAND

Fax:	353 1 6125104

Telephone:	353 1 6125053

Email:	deirdre.geoghegan@gmail.com

Attention:	DEIRDRE GEOGHEGAN

Global Restructuring Deed

EXECUTED AND DELIVERED as a		)
DEED on behalf of
CITIBANK N. A.		)
a company incorporated in United States of		)
America
acting by	/s/ Yaron Raz	)
Authoed Signatory		)	Yaron Raz
Director
acting by		)	Citibank, N.A.
Authorised Signatory		)	Tel-aviv
being persons who, in accordance with the
laws of United States of America are acting under the		)
authority of the company

Address for Notices

Address:	c/o Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf, London El4 5LB

Fax:	+1 (302) 894 6181, +44 (208) 636 3860

Telephone:	+44 207 986 7223

Email:	slt@citi.com, Florian.Struben@citi.com

Attention:	Secondary Loan Closing

[Global Restructuring Deed/Citibank]

EXECUTED AND DELIVERED as a	)
DEED on behalf of
CITIGROUP FINANCIAL PRODUCTS	)
INC.		/s/ Scott R. Evan
a company incorporated in Delaware, USA	)	Scott R. Evan
acting by	)	Authorized Signatory
Authorised Signatory	)

being a person who, in accordance with the	)
laws of Delaware USA are acting under the	)
authority of the company	)

Address for Notices

Address:	c/o Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London E14 5LB

Fax:	+1 (302) 894 6181, +44 (208) 636 3860

Telephone:	+44 207 986 7223

Email:	slt@citi.com, Florian.Struben@citi.com

Attention:	Secondary Loan Closing

[Global Restructuring Deed/Citigroup]

EXECUTED AND DELIVERED as a DEED on	)
behalf of
CROWN MANAGED ACCOUNTS SPC ON	)
BEHALF OF AND FOR THE ACCOUNT OF	)
CROWN/GLG SEGREGATED PORTFOLIO	)
)
a company incorporated in the Cayman Islands	)
)
)
acting by Robert Murrow	)	/s/ Robert Murrow
Authorised Signatory	)
)
acting by Suzy Davies	)
Authorised Signatory	)	/s/ Suzy Davies
)
Being persons who, in accordance with the laws of	)
the Cayman Islands are acting under the authority	)
of the company	)

Address for Notices

Address: c/o GLG Partners LP, One Curzon Street, London W1J 5HB

Fax: +44 20 3205 1257

Telephone: +44 20 7144 2476

Email: Robert.murrow@man.com

Attention: Robert Murrow

[Global Restructuring Deed/GLG]

EXECUTED AND DELIVERED as a DEED on	)
behalf of
)
EUROPEAN DISTRESSED MAC LIMITED	)
)
a company incorporated in the Cayman Islands	)
)
)
acting by Robert Murrow
Authorised Signatory		/s/ Robert Murrow
)
acting by Suzy Davies	)
Authorised Signatory	)	/s/ Suzy Davies
)
Being persons who, in accordance with the laws of	)
the Cayman Islands are acting under the authority	)
of the company	)

Address for Notices

Address: c/o GLG Partners LP, One Curzon Street, London W1J 5HB

Fax: +44 20 3205 1257

Telephone: +44 20 7144 2476

Email: Robert.murrow@man.com

Attention: Robert Murrow

[Global Restruturing Deed/GLG]

EXECUTED AND DELIVERED as a DEED on	)
behalf of
GLG EUROPEAN DISTRESSED FUND	)

a company incorporated in the Cayman Islands	)
)
)
acting by Robert Murrow	)
Authorised Signatory	)	/s/ Robert Murrow
)
acting by Suzy Davies	)
Authorised Signatory	)	/s/ Suzy Davies
)
Being persons who, in accordance with the laws of	)
the Cayman Islands are acting under the authority	)
of the company	)

Address for Notices

Address: c/o GLG Partners LP, One Curzon Street, London W1J 5HB

Fax: +44 20 3205 1257

Telephone: +44 20 7144 2476

Email: Robert.murrow@man.com

Attention: Robert Murrow

[Global Restruturing Deed/GLG]

EXECUTED AND DELIVERED as a DEED on	)
behalf of
GLG EUROPEAN DISTRESSED MASTER	)
FUND LTD.	)

a company incorporated in the Cayman Islands	)
)
)
acting by Robert Murrow
Authorised Signatory	)	/s/ Robert Murrow
)
acting by Suzy Davies	)
Authorised Signatory	)	/s/ Suzy Davies
)
Being persons who, in accordance with the laws of	)
the Cayman Islands are acting under the authority	)
of the company	)

Address for Notices

Address: c/o GLG Partners LP, One Curzon Street, London W1J 5HB

Fax: +44 20 3205 1257

Telephone: +44 20 7144 2476

Email: Robert.murrow@man.com

Attention: Robert Murrow

[Global Restruturing Deed/GLG]

EXECUTED AND DELIVERED as a	)
DEED on behalf of
)
GLG EUROPEAN DISTRESSED	)
MASTER FUND II	)

a company incorporated in the Cayman	)
Islands	)
)
acting by Robert Murrow
Authorised Signatory		/s/ Robert Murrow
)
acting by Suzy Davies	)
Authorised Signatory	)	/s/ Suzy Davies
)
Being persons who, in accordance with the	)
laws of the Cayman Islands are acting under	)
the authority of the company	)

Address for Notices

Address: c/o GLG Partners LP, One Curzon Street, London W1J 5HB

Fax:+44 20 3205 1257

Telephone: +44 20 7144 2476

Email: Robert.murrow@man.com

Attention: Robert Murrow

[Global Restructuring Deed/GLG European Distressed Master Fund II]

EXECUTED AND DELIVERED as a DEED on	)
behalf of
GLG MARKET NEUTRAL FUND	)

a company incorporated in the Cayman Islands	)
)
)
acting by Robert Murrow	)
Authorised Signatory	)	/s/ Robert Murrow
)
acting by Suzy Davies	)
Authorised Signatory	)	/s/ Suzy Davies
)
Being persons who, in accordance with the laws of	)
the Cayman Islands are acting under the authority	)
of the company	)

Address for Notices

Address: c/o GLG Partners LP, One Curzon Street. London W1J 5HB

Fax:+44 20 3205 1257

Telephone: +44 20 7144 2476

Email: Robert.murrow@man.com

Attention: Robert Murrow

[Golabl Restruturing Deed/GLG]

EXECUTED AND DELIVERED as a
)
DEED on behalf of
ISRAEL DISCOUNT BANK LTD.		)
a company incorporated in Israel		)
acting by	Hadas Hay	)	/s/ Hadas Hay
)
Authorised Signatory

acting by	Michael Assor	)	/s/ Michael Assor
)

Authorised Signatory

being persons who, in accordance with the		)
laws of Israel are acting under the authority of
the company

Address for Notices

Address: Yehuda Ha’levi St., 23, Tel -Aviv

Fax:

Telephone: 972 (3) 5146567; 972 (3) 5146498

Email: michael.assor@discountbank.co.il;

   hadasshafir@discountbank.co.il

Attention: MICHAEL ASSOR ; Hadas Hay

[Global Restructuring Deed/Discount]

EXECUTED AND DELIVERED as a DEED on	)
behalf of
MERCANTILE DISCOUNT BANK LTD.	)
a company incorporated in Israel	)
acting by	)
Authorised Signatory	)	/s/ Bosmat Oren
BOSMAT OREN
acting by HAVA YANKO	)
Authorised Signatory	)
/s/ Hava Yanko
being persons who in accordance with the
laws of Israel are acting under rhe authority of	)
the company

Address for Notices

Address Menahem Begin road 125, Tel-Aviv 67012

Fax:

Telephone: 972 (76) 8044478; 972 (76) 8044072

Email: amir_k@,db.co.il;

   Bosmatd@mdb.co.il

Attention:  Amir Kalibanov; Bosmat Dar

[Global Restructuring Deed/maritime]

EXECUTED AND DELIVERED as a DEED on	)
behalf of
UNION BANK OF ISRAEL LTD	)	UNION BANK OF ISRAEL LTD
a company incorporated in Israel	)
acting by	)	/s/ Orit Shavit
Authorised Signatory	)

acting by	)
Authorised Signatory	)
being persons who, in accordance with the		/s/ Shevi Semer
laws of Israel are acting under the authority of	)	Head of Business Department
the company

Address for Notices

Address: Ahusat bait 6-8 Tel Aviv 65143 Israel

Fax:

Telephone: +972 (3)5191248

Email: orits@ubi.co.il

Attention: Orit Shavit

[Global Restructuring Deed/Union]

EXECUTED AND DELIVERED as a DEED on	)
behalf of
VAN DER GIESSEN - DE NOORD N V	)
a company incorporated in the Netherlands	)
acting by	)
A. Schellevis, Director	)	/s/ A. Schellevis

)
)
being a person who, in accordance with the
laws of the Netherlands is acting under the	)
authority of the company

Address for Notices

Address: c/o SBM Offshore N.V.

Karel Doormanweg 66,

3115 JD Schiedam

The Netherlands

Fax:

Telephone: 010-23209000 (direct A. Schellevis 010-2320940)

Email: adri.schellevis@sbmoffshore.com

Attention: A. Schellevis

[Global Restructuring Deed/VDG]

ISRAEL CORPORATION

EXECUTED AND DELIVERED as a	)
DEED on behalf of
ISRAEL CORPORATION LTD.	)
a company incorporated in Israel	)
acting by Nir Gilad	)
Authorised Signatory	)	/s/ Nir Gilad

acting by Avisar Paz	)
Authorised Signatory	)	/s/ Avisar Paz
being a person/persons who, in accordance
with the laws of Israel is/are acting under the	)
authority of the company

Address for Notices

Address: Millennium Town, 23 Aranha st. Tel-Aviv

Fax: 972-3-6844587

Telephone: 972-3- 6844517

Email: mayaak@israelcorp.com

Attention: Adv. Maya Alcheh Kaplan

Global Restructuring Deed

MILLENIUM

EXECUTED AND DELIVERED as a	)
DEED on behalf of
MILLENIUM INVESTMENT ELAD	)
LTD.
a company incorporated in Israel	)
acting by	)
Authorised Signatory	)	/s/ Ori Angel
ORI ANGEL
acting by	)
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Israel is/are acting under the	)
authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eyal@xtholdings.com

Attention: Adv. EyaI Wolfsthal

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
DANESTEAD SHIPPING (UK) LIMITED	)
a company incorporated in England and	)
Wales
acting by Roine Ahlqvist	)	/s/ Roine Ahlqvist
Director	)

being a person who, in accordance with the
laws of England and Wales is acting under the	)
authority of the company
in the presence of	)
Name of Witness	)	/s/ Hannah Guo
Hannah Guo

Address of Witness	)
3rd Floor, 10 Brook Street, London
W1S 1BG, United Kingdom

Occupation of Witness	)
Finance Manager

Address for Notices

Address:	3rd Floor, 10 Brook Street, London W1S 1BG, United Kingdom

Fax:	+44(0)207 518 2421

Telephone:	+44 (0) 207 518 2420

Email:	roine.ahlquist@epshipping.co.uk

Attention:	Roine Ahlqvist

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
SORLA SHIPPING INC.	)
a company incorporated in BVI	)
acting by John Frank Megginson	)
Authorised Signatory	)	/s/ John Frank Megginson

acting by Lorraine Davidson	)
Authorised Signatory	)	/s/ Lorraine Davidson
being a person/persons who, in accordance
with the laws of BVI is/are acting under	)
the authority of the company

Address for Notices

Address:	3rd Floor, 10 Brook Street, London W1S 1BG, United Kingdom

Fax:	+44(0)207 518 2421

Telephone:	+44 (0) 207 518 2420

Email:	roine.ahlquist@epshipping.co.uk

Attention:	Roine Ahlqvist

Global	Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
ZIPTON SHIPPING (UK) LIMITED	)
a company incorporated in England and	)
Wales
acting by Roine Ahlqvist		/s/ Roine Ahlqvist
Director	)

being a person who, in accordance with the
laws of England and Wales is acting under the	)
authority of the company
in the presence of	)	/s/ Hannah Guo
Name of Witness	)
Hannah Guo

Address of Witness	)
3rd Floor, 10 Brook Street, London
W1S 1BG, United Kingdom

Occupation of Witness	)
Finance Manager

Address for Notices

Address:	3rd Floor, 10 Brook Street, London W1S 1BG, United Kingdom

Fax:	+44(0)207 518 2421

Telephone:	+44 (0) 207 518 2420

Email:	roine.ahlquist@epshipping.com.uk

Attention:	Roine Ahlqvist

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
ATWOOD SHIPPING INC.	)
a company incorporated in Liberia	)
acting by	)	/s/ Ori Angel
Authorised Signatory	)
ORI ANGEL
acting by	)
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Liberia is/are acting under	)
the authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eyal@xtholdings.com

Attention: Adv. Eyal Wolfsthal

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
DERONE MARITIME LIMITED	)
a company incorporated in Liberia	)
acting by	)
Authorised Signatory	)
ORI ANGEL		/s/ Ori Angel
acting by	)
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Liberia is/are acting	)
under the authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eyal@xtholdings.com

Attention: Adv. Eyal Wolfsthal

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
HALTON MARITIME S.A.	)
a company incorporated in Liberia	)
acting by	)
Authorised Signatory	)	/s/ Ori Angel
ORI ANGEL
acting by	)
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Liberia is/are acting	)
under the authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eval@xtholdings.com

Attention: Adv. Eyal Wolfsthal

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
JAKOBY MARITIME S.A.	)
a company incorporated in Liberia	)
acting by	)
Authorised Signatory	)	/s/ Ori Angel
ORI ANGEL
acting by	)
Authorised Signatory’	)
being a person/persons who, in accordance
with the laws of Liberia is/are acting	)
under the authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eyal@xtholdings.com

Attention: Adv. Eyal Wolfsthal

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
JAZTON SHIPPING INC.	)
a company incorporated in Liberia	)
acting by	)
Authorised Signatory	)	/s/ Ori Angel
ORI ANGEL
acting by	)
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Liberia is/are acting	)
under the authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eval@xtholdings.com

Attention: Adv. Eyal Wolfsthal

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
LISS MARITIME INC.	)
a company incorporated in Liberia	)
acting by	)
Authorised Signatory	)	/s/ Ori Angel
ORI ANGEL
acting by	)
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Liberia is/are acting	)
under the authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eyal@xtholdings.com

Attention: Adv. Eyal Wolfsthal

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
PAVAN SHIPPING LTD.	)
a company incorporated in Liberia	)
acting by	)
Authorised Signatory	)	/s/ Ori Angel
ORI ANGEL
acting by	)
Authorised Signatory	)
being a person/persons who. in accordance
with the laws of Liberia is/are acting	)
under the authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eyal@xtholdings.com

Attention: Adv. Eyal Wolfsthal

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
STAV SHIPPING LTD.	)
a company incorporated in Liberia	)
acting by	)
Authorised Signatory	)	/s/ Ori Angel
ORI ANGEL
acting by	)
Authorised Signatory	)
being a person/persons who. in accordance
with the laws of Liberia is/are acting	)
under the authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eyal@xtholdings.com

Attention: Adv. Eyal Wolfsthal

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
TACTON SHIPPING INC.	)
a company incorporated in Liberia	)
acting by	)
Authorised Signatory	)	/s/ Ori Angel
ORI ANGEL
acting by	)
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Liberia is/are acting	)
under the authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eyal@xtholdings.com

Attention: Adv. Eyal Wolfsthal

Global Restructuring Deed

RELATED PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
XT MARITIME LIMITED	)
a company incorporated in Israel	)
acting by	)
Authorised Signatory	)	/s/ Ori Angel
ORI ANGEL
acting by
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Israel is/are acting
under the authority of the company

Address for Notices

Address : 9 Andre Shaharov street, Haifa, 31905, Israel

Fax: 972-4-8610629

Telephone: 972-4-8610610

Email: eval@xtholdings.corn

Attention: Adv. Eyal Wolfsthal

Global Restructuring Deed

HHI PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
HYUNDAI HEAVY INDUSTRIES CO.,	)
LTD.
a company incorporated in Korea	)
acting by	)	/s/ [ILLEGIBLE]
Authorised Signatory	)
acting by	)
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Korea is/are acting under the	)
authority of the company

Address for Notices

Address: 93, Daebul-Ro, Samho-Eup, Yeongam-Gum, Jeollanam-Do, Korea

Fax: +82 61 460 3707

Telephone: +82 61 460 2683

Email: shawn@hshi.co.kr

Attention: General Manager

Global Restructuring Deed

HHI PARTIES

EXECUTED AND DELIVERED as a	)
DEED on behalf of
HYUNDAI SAMHO HEAVY	)
INDUSTRIES CO., LTD.
a company incorporated in Korea	)
acting by	)
Authorised Signatory	)	/s/ [ILLEGIBLE]

acting by	)
Authorised Signatory	)
being a person/persons who, in accordance
with the laws of Korea is/are acting under the	)
authority of the company

Address for Notices

Address: 93, Daebul-Ro, Samho-Eup, Yeongam-Gum, Jeollanam-Do, Korea

Fax:+82 61 460 3707

Telephone: +82 61 460 2683

Email: shawn@hshi.co,kr

Attention: General Manager

Global Restructuring Deed